LONDON PACIFIC LIFE & ANNUITY COMPANY




                       LPT VARIABLE INSURANCE SERIES TRUST






                                 REGENCY SERIES

                 FLEXIBLE CONTRIBUTION DEFERRED VARIABLE ANNUITY




                               SEMI-ANNUAL REPORT

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998










     This Semi-Annual Report has been prepared to provide information to the owners of London Pacific Life & Annuity Company's Regency Series Variable Annuity. If it is used for any other purpose, it must be accompanied or preceded by a current Regency Series prospectus, which discloses any charges and other important information about LPLA Separate Account One, together with the current prospectus for the LPT Variable Insurance Series Trust.







                                    CONTENTS





         Message from the President............................................2


         LPT Variable Insurance Series Trust:
         Individual Portfolio Review.........................................3-9
         Statements of Assets & Liabilities...................................10
         Statements of Operations.............................................11
         Statements of Changes in Net Assets...............................12-13
         Financial Highlights..............................................14-17
         Schedules of Investments..........................................18-48
         Notes to Financial Statements.....................................49-58











MESSAGE FROM THE PRESIDENT


Dear Contract Owner:


We are pleased to provide you with the Semi-Annual Report for the LPT Variable Insurance Series Trust for the six-month period ending June 30, 1998. As you will see, the 1998 mid-year performance* of the underlying LPT Variable Insurance Series Trust portfolios has been very good. Furthermore, the portfolios performed well as compared to their indices and their peers. Thank you for investing with us!

Strong Growth Portfolio was up 16.48% as compared to the Russell 2000 Small Company Index* which was up 4.93%. Berkeley U.S. Quality Bond Portfolio was up 3.83% as compared to the Lipper Government Intermediate Index*, which was up 3.60%. Lexington Corporate Leaders Portfolio was up 11.20% as compared to the Lipper Growth and Income Index*, which was up 11.62%. Robertson Stephens Diversified Growth Portfolio was up 4.31% as compared to the Russell 2000 Small Company Index*, which was up 4.93%. MFS Total Return Portfolio was up 8.52% as compared to the Lipper Balanced Fund Index*, which was up 9.79%. Harris Value Portfolio was up 6.91% as compared to the Lipper Growth & Income Index*, which was up 11.62%. International Stock Portfolio, formerly Strong International Stock Portfolio, was up 14.38% as compared to the Morgan Stanley EAFE Index*, which was up 15.93%.

London Pacific is proud of the investment choices available to you in the Regency Variable Annuity. In fact, when combining all of the portfolios available, we believe we have assembled a strong group of portfolios for your investment options. We will continue to monitor the performance of all of our sub-advisors to further enhance your investment options and returns.

With the appreciable gains in recent years and the first half of 1998, we hope that you benefited from the rising market and from your investment in the LPT Variable Insurance Series Trust. As we progress through 1998, please remember that market fluctuations can and will occur. Please stay in touch with your financial advisor and as in any retirement savings instrument, invest for the long term.

Thank you for selecting the Regency Variable Annuity. We appreciate the confidence that you have placed in us, and we look forward to serving your investment needs for the future.

Mark E. Prillaman
President
LPT Variable Insurance Series Trust


*Past performance of unmanaged indexes or of the LPT Variable Insurance Series Trust Portfolios is no guarantee of future results. Investment return and principal value of the investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all portfolio operating expenses, however they do not reflect the deduction of insurance charges against assets.




                       HARRIS ASSOCIATES VALUE PORTFOLIO



INVESTMENT SUB-ADVISOR
Harris Associates L.P.

ABOUT THE PORTFOLIO
Invests primarily in equity securities that are believed to have long-term capital appreciation potential.

PERFORMANCE
Net total return for the six months ended June 30, 1998:

Harris Value Portfolio    6.91%*
S&P 500 Index            17.64%
Lipper Growth &
  Income Index           11.62%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Growth & Income Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Harris Associates Value Portfolio earned a total return of 6.91% for the first six months of 1998. Comparatively, the returns for the S&P 500 and the Lipper Growth and Income Indices were 17.64% and 11.62%, respectively.

The first six months of 1998 proved to be a challenging environment for disciplined value investors. The best performing equities during the period were the equities of a short list of large growth companies. Many of these companies also dominate the market-capitalized, weighted S&P 500 Index so much, that for the six-month time period, the 50 largest stocks in the S&P 500 had a return almost three times that of the rest of the 450 stocks which comprise the index. The impact of these 50 stocks was so pronounced because they now account for more than half of the index weighting. The performance of this narrowly focused and growth-oriented group of stocks contributed to the poor relative performance of the broad market and our Portfolio.

Stocks turning in strong performances during the period were our consumer stocks, specifically, Black and Decker Corp. (+56%), Gucci (+26%) and Nike (+24%). Insurance stocks also performed well during the period with AON up 20% and Old Republic increasing 19%. The Portfolio also had three buyouts which were positive contributors during the period those stocks being Beneficial Corp. (+89%), Echlin (+43%) and Union Texas (+39%). Our poorest performing stocks tended to be event driven stocks or companies experiencing near-term disappoint-ments. Examples are Philip Morris (-13%), General Signal (-13%), US Industries (-18%), Brunswick (-18%), Polaroid (-27%) and Bandag (-29%).

Significant positions added to the Portfolio during the period would fall into the categories of attractively priced branded companies (Dial Corp. and Fortune Brands), a turnaround opportunity (ACNielsen) and an undervalued financial stock (Washington Mutual).

In short, we believe in our philosophy and our execution. Of course, this is easy to do when short-term performance is good. However, it is critical to do when short-term performance is weak. Investment professionals tend to lose their focus when things are not going right. Clients and shareholders complain and investors begin to doubt their approach. This is perfect stew for poor decision making which leads to poor long-term performance. We are trying our best to be immune from this malaise. At Harris Associates, our commit-ment to value investing remains strong and our goal remains the same as ever, to deliver superior investment returns over the long-term without assuming undue risk.




        $10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------

Harris Associates Value Portfolio - X
S&P 500 Index                     - Y
Lipper Growth & Income Index      - Z

$20,000 ---------------------------------------------------------------
$18,000 ---------------------------------------------------------------Y $18,056
$16,000 ---------------------------------------------------------------
$14,000 ---------------------------------------------------------------Z $16,256
$12,000 ---------------------------------------------------------------X $16,210
$10,000 ---------------------------------------------------------------
        ---------------------------------------------------------------
        2/9/96            12/31/96          12/31/97          6/30/98
        Inception Date

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Harris Associates Value Portfolio, the S&P 500 Index, and the Lipper Growth & Income Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Growth & Income Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/98

                                    6 Months        Since Inception
                                                  (February 9, 1996)

Harris Associates Value               6.91%*          22.41%*
Portfolio
S&P 500 Index                        17.64%           28.06%
Lipper Growth & Income Index         11.62%           22.55%




                           MFS TOTAL RETURN PORTFOLIO



INVESTMENT SUB-ADVISOR
Massachusetts Financial
  Services Company

ABOUT THE PORTFOLIO
Invests in securities, which are expected to provide above-average income and opportunities for growth capital and income, consistent with the prudent employment of capital.

PERFORMANCE
Net total return for the six months ended June 30, 1998:

MFS Total Return
  Portfolio                          8.52%*
Lehman Brothers
  Aggregate Bond Index               3.93%
Lipper Balanced
  Fund Index                         9.79%


The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. Results for the Lehman Brothers Aggregate Bond Index do not reflect the expenses and investment management fees incurred by the portfolio.

The Lipper Balanced Fund Index is a nonweighted index of 210 funds investing in stocks and corporate and government bonds. Results for the Lipper Balanced Fund Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

For the six months ended June 30, 1998 the Portfolio provided a total return of 8.52%. This compares to the 3.93% return for the Lehman Aggregate Bond Index and the 9.79% return for the Lipper Balanced Fund Index.

In general, the strong pace of economic activity and low levels of inflation during the past six months have helped the Portfolio. This strong economic environment has lead investors to pour money into the stock market, which in turn has served to drive stock prices even higher.

The Portfolio's allocation between stock, bonds and convertibles has remained conservative relative to the balanced fund peer group. For most of the period, the Portfolio's equity weighting remained at about 54%.

In selecting stocks for the Portfolio, we are looking for large companies that we believe are "mispriced" in the market place. We are focused on finding stocks that have the potential for double-digit returns over time with less downside risk than the average stock in the S&P 500. The Portfolio seeks to provide above-average income and to give investors a reasonable opportunity for capital appreciation. We also aim for low volatility and consistency.

Financial services companies have a lot of traits that we are looking for. Their valuations relative to the S&P 500 are low, but their earnings visibility is higher than that of the average company. Earnings growth is in double digits, and their yields are good.

Add to that the huge consolidation that's going on in financial services, and we think this remains a great sector in which to invest. We also see attractive valuations in the utilities and telecommunications sector. On the electric side, we think growth is modest but valuations are good relative to the S&P 500. In telecommunications, we see not only good valuations but also a lot of consolidation and attractive long-term growth rates.

While many stock picks have helped performance in the aforementioned sectors, energy stocks have not performed that well over the last six months as prices have slipped. Due to fears of a supply glut, utility stocks have also been out of favor.

On the bond side, our allocation is overweighted in the corporate sector. Based on our outlook for interest rates remaining low, the duration, or sensitivity to changes in interest rates, of this portion of the Portfolio is slightly longer than that of the Lehman Index.

Looking ahead, the biggest risk that we see is probably high valuation levels. There has been a deceleration in growth in the S&P 500 over the last several months, brought about in part by the Asian crisis but also because we're in the latter stages of economic expansion. Still, stock prices have continued to go up, which means we have higher prices but decelerating earnings growth. As a result, the valuation risk is greater than it used to be. Finally, we think long-term fundamentals look fine and that corporate America is in good shape but at these levels, stocks can not afford negative surprises.


MFS Total Return Portfolio              - X
Lehman Brothers Aggregate Bond Index    - Y
Lipper Balanced Fund Index              - Z


        $10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------


$20,000 ---------------------------------------------------------------
$18,000 ---------------------------------------------------------------
$16,000 ---------------------------------------------------------------
$14,000 ---------------------------------------------------------------Z $14,434
$12,000 ---------------------------------------------------------------X $14,429
$10,000 ---------------------------------------------------------------Y $11,740
        ---------------------------------------------------------------
        2/9/96             12/31/96          12/31/97          6/30/98
        Inception Date


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the MFS Total Return Portfolio, the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Fund Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/98

                                          6 Months       Since Inception
                                                         February 9, 1996

MFS Total Return Portfolio                 8.52%*            16.60%*
Lehman Brothers Aggregate Bond Index       3.93%              6.95%
Lipper Balanced Fund Index                 9.79%             16.59%




                      BERKELEY U.S. QUALITY BOND PORTFOLIO



INVESTMENT SUB-ADVISOR
Berkeley Capital
 Management

ABOUT THE PORTFOLIO
Invests primarily in high quality debt securities of the U.S. Government and its agencies to obtain a high level of current income.

PERFORMANCE
Net total return for the six months ended June 30, 1998.

Berkeley U.S. Quality
 Bond Portfolio                   3.83%*
Lipper Government
  Intermediate Bond Index         3.60%

The Lipper Government Intermediate Bond Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Government Intermediate Bond Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would be lower.

The Berkeley U.S. Quality Bond Portfolio earned a total return of 3.83% for the six months ended June 30, 1998, compared to 3.60% for the Lipper Government Intermediate Bond Index.

The performance of the US Treasury bond market for the first two quarters of 1998 can be characterized by a further bullish flattening of the yield curve. The 30 year and 10 year government bond yields fell by roughly 30 basis points each, whereas, the 2 year and 5 year bond fell by 17 and 24 basis points respectively. The shape of the yield curve has continued the flattening trend of 1997 due to moderating growth of the economy and subdued inflation coupled with the Fed Funds rate targeted at 5.5%. As interest rates come down further on the long end of the curve, the short end of the curve does not move much lower than the Fed Funds target rate.

The performance of the US bond market in 1998 has been materially affected by events not only domestically but internationally as well. Specifically, the Asian crisis has helped keep interest rates low in the US due to Asia's combined decreased demand for US goods and services and the "Flight to Quality" effect as investors seek the more stable US bond and currency markets. The real question facing bond investors this year has been to determine how much the economic drag from Asia would offset the strength in the domestic economy.

In the first quarter, the tug of war was won by the domestic economy. First quarter GDP came in at 5.4%, much higher than would ordinarily be tolerated by the Federal Reserve. However, forecasts for the second quarter growth are now running at 0% to 1%, which suggests that the "Asian Effect" will result in a summer slowdown.

We believe that this economic environment will prompt the Federal Reserve to keep short-term interest rates unchanged for the rest of the year. And, until a recovery in Asia looks imminent, rates in the US should remain low. As we mentioned at the end of 1997, the Asian slowdown has affected the growth of the US economy. And, with interest rates still hovering near record lows, we don't anticipate much of a rally for the bond market from current levels.

Berkeley US Quality Bond Portfolio      - X
Lipper Government Immediate Bond Index  - Y


        $10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------


$11,800 ---------------------------------------------------------------
$11,600 ---------------------------------------------------------------X $11,623
$11,400 ---------------------------------------------------------------Y $11,505
$11,300 ---------------------------------------------------------------
$11,200 ---------------------------------------------------------------
$11,100 ---------------------------------------------------------------
        ---------------------------------------------------------------
        2/9/96             12/31/96          12/31/97          6/30/98
        Inception Date

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Berkeley US Quality Bond Portfolio and the Lipper Government Intermediate Bond Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio and the Lipper Government Intermediate Bond Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/98

                                         6 Months        Since
                                                       Inception
                                                      (February 9,
                                                         1996)

Berkeley US Quality Bond Portfolio         3.83%*       6.50%*
Lipper Government Intermediate Bond        3.60%        6.04%




                         INTERNATIONAL STOCK PORTFOLIO


INVESTMENT ADVISOR
LPIMC Insurance Marketing Services(1)

ABOUT THE PORTFOLIO
Invests primarily in companies located outside of the United States that are believed to have strong potential for capital growth.

PERFORMANCE
Net total return for the six months ended June 30, 1998:

International Stock
 Portfolio               14.38%*
Morgan Stanley
 EAFE Index              15.93%
Lipper International
  Fund Index             15.81%

The Morgan Stanley Europe, Asia, Far East Index is an unmanaged index of leading international stocks. Results for the Morgan Stanley EAFE Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper International Fund Index is a nonweighted index of 115 funds that invest assets in securities whose primary markets are outside the United States. Results for the Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

*During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

(1) Strong Capital Management, Inc. served as sub-advisor through May 31, 1998. Effective May 1, 1998, shares of the International Stock Portfolio are no longer available for investment.

The International Stock Portfolio earned a total return of 14.38% for the six months ended June 30, 1998, compared to 15.93% for the Morgan Stanley Europe, Asia, Far East Index and 15.81% for the Lipper International Fund Index.

The first six months of 1998 saw continued strength in established European markets and continued volatility in Asia.

Most European markets scored impressive gains during the period. The best performing countries in Europe were those which are participating in economic and monetary union. Among them, the shiniest stars were those countries whose interest rates were relatively high and hence benefit most from the secular interest rate decline accompanying EMU. European equities were driven broadly higher by continuing themes of restructuring, merger and acquisition activity, strength in the US dollar, and the focusing of corporate managers on shareholder value. Adding fuel was the spectacular growth of the relatively embryonic European mutual fund industry, which is rapidly expanding investors' access to stock markets.

After rebounding in the first two months of the year, Asian markets resumed their suffering in March, eventually re-testing the lows reached in early January. Meanwhile, these same countries' currencies mimicked the performance of their respective equity markets. Japan, hit by scandal and plagued by a moribund economy, lost 4% for the period.

The Pacific markets of Australia and New Zealand were not spared either. As their economies are intertwined with those of Japan and Korea, the two manufacturing powerhouses in Asia, their stock markets signaled an inevitable economic slowdown. Recently, it was confirmed that New Zealand was heading into a recession.

Fallout from the Asian crisis jarred emerging markets as well, where investors generally sustained heavy losses.


International Stock Portfolio        - X
Morgan Stanley EAFE Index            - Y
Lipper International Fund Index      - Z

        $10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------


$16,000 ---------------------------------------------------------------
$14,000 ---------------------------------------------------------------
$12,000 ---------------------------------------------------------------Z $13,793
$10,000 ---------------------------------------------------------------Y $11,832
$ 8,000 ---------------------------------------------------------------Z $10,707
$ 6,000 ---------------------------------------------------------------
        ---------------------------------------------------------------
        2/9/96             12/31/96          12/31/97          6/30/98
        Inception Date


The chart above illustrates the growth in value of a hypothetical $10,000 investment in the International Stock Portfolio, the Morgan Stanley EAFE Index, and the Lipper International Fund Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Morgan Stanley EAFE Index and the Lipper International Fund Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/98


                                   6 Months      Since Inception
                                                   February 9,
                                                      1996

International Stock Portfolio       14.38%*           2.90%*
Morgan Stanley EAFE Index           15.93%            7.30%
Lipper International Index          15.81%           14.41%




                            STRONG GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
Strong Capital Management, Inc.

ABOUT THE PORTFOLIO
Invests in equity securities that are believed to have above average capital growth potential.

PERFORMANCE
Net total return for the six months ended June 30, 1998

Strong Growth Portfolio        16.48%*
Russell 2000 Small
 Company Index                  4.93%
S&P 500 Index                  17.64%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Strong Growth Portfolio earned a total return of 16.48% for the six months ended June 30, 1998, compared to 4.93% for the Russell 2000 Small Company Index and 17.64% for the S&P 500 Index.

Most US stock prices peaked in mid-April and subsequently rolled over for the rest of the quarter amid concerns about corporate earnings weakness stemming from the Asian financial crisis. But blue-chip "mega-cap" stocks held their ground as investors sought their relative safety and liquidity, driving the popular cap-weighted market indexes to new highs in late June. Cash flows from foreign investors, retirement plans, and mergers and acquisitions were also directed toward large companies. Thus the gap between the performance of largest-cap stocks and the rest of the market, which began in 1995, widened further. Higher volatility was also evident, with swings of 1% or more on two-thirds of the trading days.

Returns during the period were also remarkable in their wide disparity across the value-growth spectrum. Despite the already stretched valuations in the market, money flows strongly favored growth stocks for their ability to sustain earnings momentum in the face of a slowing economy. Technology and healthcare issues were the strongest performers while energy and cyclical manufacturing companies were the weakest.

Emphasis on retailers, software, and networking-related technology stocks contributed to the strong performance. Retailers benefited from strong consumer spending as shoppers felt an increase in real wages. Data networking companies continue to benefit from the internet explosion and the consolidation of the telecommunications hardware and networking industries. We believe technology is driving productivity enhancement and have increased holdings of software and telecom stocks. Holdings in financial stocks were trimmed.

Over the long-term we believe the bull market is sustainable, although earnings growth is decelerating. We continue to monitor the Asian situation for negative impact on our holdings. The drive for expanded computer capabilities and the internet will likely cause technology and telecom companies to dominate over the next few years. As the baby boom generation nears retirement, we expect holdings in healthcare to outperform. We remain committed to finding the best long-term growth companies of all sizes with capable managements, selling at reasonable valuations.

Strong Growth Portfolio              - X
Russell 2000 Small Company Index     - Y
S&P 500 Index                        - Z

        $10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------


$20,000 ---------------------------------------------------------------
$18,000 ---------------------------------------------------------------Z $18,056
$16,000 ---------------------------------------------------------------X $17,615
$14,000 ---------------------------------------------------------------Y $14,697
$12,000 ---------------------------------------------------------------
$10,000 ---------------------------------------------------------------
        ---------------------------------------------------------------
        2/9/96             12/31/96          12/31/97          6/30/98
        Inception Date

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Strong Growth Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/98

                                         6 Months       Since Inception
                                                       (February 9, 1996)

Strong Growth  Portfolio                   16.48%*            26.74%*
Russell 2000 Small Company Index            4.93%             17.49%
S&P 500 Index                              17.64%             28.06%




                ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
Robertson Stephens & Company Investment Management, L.P.

ABOUT THE PORTFOLIO
Invests in securities broadly diversified over industry sectors by focusing on small and mid-cap companies expected to provide long-term capital appreciation.

PERFORMANCE
Net total return for the six months ended June 30, 1998:

Robertson Stephens
 Diversified Growth
 Portfolio                4.31%*
Russell 2000 Small
 Company Index            4.93%
S&P 500 Index            17.64%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Robertson Stephens Diversified Growth Portfolio earned a total return of 4.31% for the six months ended June 30, 1998 compared to 4.93% for the Russell 2000 Small Company Index and 17.64% for the S&P 500 Index for the same period.

The Portfolio got off to a strong start in early 1998, finishing the first quarter up 12.32%. Our focus on small to mid-cap stocks was more beneficial during the first quarter than it was last year, as this area of the market rebounded from some of its weakness versus larger-cap stocks in late 1997.
Investors' concerns about Asia's economic crisis and its impact on U.S. corporate earnings dissipated somewhat during the first few months of the year. Despite some high-profile shortfalls, many companies reported solid results. The economic backdrop in the U.S. remained very favorable, with low inflation, stable interest rates and robust consumer spending.

Since early May, however, the stock market has become more turbulent. In fact, the market hasn't been this volatile since 1987.

What's driving the volatility? With the news that Japan's economy has gone into recession, Asia's problems are once again creating uncertainty in the U.S. market. Surprisingly, though, the small to mid-cap stocks on which we focus have borne the brunt of the sell-off.

As we've said in the past, most U.S. small caps do very little business with Asia, and are therefore not as vulnerable to its economic downturn as larger multinational companies. In addition, we believe that many small caps are growing corporate earnings at two to three times the rate of larger companies, while their share valuations are, in some cases, half that of large caps. We also think that small companies will be able to sustain these growth rates more easily than large caps. In time, we believe that other investors will begin to recognize the opportunity small-caps represent, especially if blue chips begin to report earnings shortfalls due to Asia' economic woes.

Several of our cable television stocks (which include MediaOne Group, Comcast and cable-programmer TCI Ventures) were very strong during the first half. AT&T's recent announcement of plans to acquire Tele-Communications, Inc. drove up Tele-Communications International shares along with those of several other cable companies. Many of the Funds retail holdings (currently about 5-6% of the Portfolio) also profited during the second half from the robust level of consumer spending and cheaper imports from Asia.

We will continue to search for dynamic, well-managed companies in the months ahead.

Robertson Stephens Diversified Growth Portfolio   - X
Russell 2000 Small Company Index                  - Y
S&P 500 Index                                     - Z

        $10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------


$20,000 ---------------------------------------------------------------
$18,000 ---------------------------------------------------------------Z $18,056
$16,000 ---------------------------------------------------------------
$14,000 ---------------------------------------------------------------Y $14,697
$12,000 ---------------------------------------------------------------X $12,725
$10,000 ---------------------------------------------------------------
        ---------------------------------------------------------------
        2/9/96             12/31/96          12/31/97          6/30/98
        Inception Date


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Robertson Stephens Diversified Growth Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/98

                                    6 Months         Since
                                                   Inception
                                                  February 9,
                                                      1996

Robertson Stephens Diversified         4.31%*       10.61%*
Growth
Russell 2000 Small Company Index       4.93%        17.49%
S&P 500 Index                         17.64%        28.06%




                     LEXINGTON CORPORATE LEADERS PORTFOLIO


INVESTMENT SUB-ADVISOR
Lexington Management Corporation

ABOUT THE PORTFOLIO
Invests in large well-established companies believed to have long-term potential for strong capital growth and earnings.

PERFORMANCE
Net total return for the six months ended June 30, 1998:

Lexington Corporate
Leaders Portfolio         11.20%*
S&P 500 Index             17.64%
Lipper Growth &
  Income Index            11.62%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Growth & Income Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Lexington Corporate Leaders Portfolio earned a total return of 11.20% for the six months ended June 30, 1998, compared to 17.64% for the S&P 500 Index and 11.62% for the Lipper Growth & Income Index.

The Portfolio continued to benefit from strong growth in blue chip companies such as Lucent Technologies, Inc. Two sectors which under-performed year-to-date are expected to improve as we move into late 1998 and 1999. They are energy and railroads. The energy sector is suffering from the lowest oil prices in a decade. We expect oil prices to firm up as the impact of production cuts and greater demand for oil begins to take hold. Also the Portfolio holdings in railroads under-performed as Union Pacific Corporation seeks to end one of the worst railroad traffic jams in US history. The problem began last year when Union Pacific absorbed its former competition Southern Pacific Railroad.

The positive returns came despite a background of collapsing Asian economies and the resultant heightened concern for US corporate earning growth. That the stock market has done as well as it has in the face of virtually flat corporate earnings says much about the other positive forces underpinning stock prices. These include low inflation and interest rates, liquidity and strong inflows into equity mutual funds.

The US economy is demonstrating tremendous resilience. With strong growth continuing despite the recession in Asia, rising wages and a very tight labor market, the Federal Reserve could see the need to raise interest rates later in the year.


Lexington Corp. Leaders Portfolio   - X
S&P 500 Index                       - Y
Lipper Growth & Income Index        - Z

        $10,000 Hypothetical Investment since inception February 9, 1996
--------------------------------------------------------------------------------

$20,000 ---------------------------------------------------------------
$18,000 ---------------------------------------------------------------Y $18,056
$16,000 ---------------------------------------------------------------Z $16,256
$14,000 ---------------------------------------------------------------X $15,660
$12,000 ---------------------------------------------------------------
$10,000 ---------------------------------------------------------------
        ---------------------------------------------------------------
        2/9/96             12/31/96          12/31/97          6/30/98
        Inception Date

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Lexington Corporate Leaders Portfolio, the S&P 500 Index, and the Lipper Growth & Income Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Growth & Income Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/98

                                        6 Months         Since Inception
                                                        February 9, 1996

Lexington Corporate Leaders              11.20%*             20.65%*
Portfolio
S&P 500 Index                            17.64%              28.06%
Lipper Growth & Income Index             11.62%              22.55%





                       LPT VARIABLE INSURANCE SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 1998 (UNAUDITED)



                                                     HARRIS
                                                   ASSOCIATES        MFS TOTAL       BERKELEY U.S.   BERKELEY MONEY    INTERNATIONAL
                                                      VALUE            RETURN        QUALITY BOND        MARKET            STOCK
       ASSETS                                       PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO      PORTFOLIO(1)
                                                 ---------------- ----------------- ---------------- ---------------- --------------
       Investments at value, see accompanying         $5,576,220        $9,222,973       $1,408,205      $1,407,984        $401,705
       schedules
       Repurchase agreements at cost and value           792,000         1,010,000                0         245,000               0
       Cash                                                  913                 0           43,482             470          47,117
       Foreign currency at value                               0                 0                0               0           6,698
       Dividends and/or interest receivable                9,595            67,576           20,335              69           2,560
       Receivable for investments securities                   0            10,713                0               0               0
       sold
       Receivable for Trust shares sold                    5,187             4,080               38          38,081               0
       Expense reimbursements receivable                    (882)         (18,944)            2,320           1,661         (2,399)
       Other assets                                        1,078             1,078            1,078           1,078           1,078
                                                           -----             -----            -----           -----           -----
                Total Assets                          $6,384,111       $10,297,476       $1,475,458      $1,694,343        $456,759

       Investments at cost                            $5,281,641        $8,602,468       $1,363,950      $1,652,984        $409,736
       Foreign currency at cost                               $0                $0               $0              $0          $6,913

       Liabilities

       Payable for investments securities               $204,480          $360,756               $0              $0              $0
       purchased
       Payable for Trust shares redeemed                   3,335             5,606              895               0          26,214
       Payable to Custodian                                    0             1,683                0               0               0
       Custodian fees payable                              2,764             6,329            2,564           2,161           4,000
       Advisory fees payable                               4,904             5,802              652             603             329
       Accrued legal and audit fees                       10,898            10,898           10,898          10,898          10,898
       Accrued expenses and other liabilities              1,159             1,492              931             931           1,152
                                                           -----             -----              ---             ---           -----

                Total Liabilities                        227,540           392,566           15,940          14,593          42,593

       Net Assets                                     $6,156,571        $9,904,910       $1,459,518      $1,679,750        $414,166
                                                      ==========        ==========       ==========      ==========        ========
       Components of Net Assets:
            Paid-in capital                           $5,584,173        $8,880,132       $1,384,551      $1,679,750        $380,818
            Undistributed net investment                  16,348           104,183           34,652               0           8,624
            income (loss)
            Accumulated net realized gain (loss)
            on securities
              and foreign currency transactions          261,471           300,090          (3,940)               0          32,970
            Net unrealized appreciation
            (depreciation) of securities
              and foreign currency transactions          294,579           620,505           44,255               0         (8,246)
                                                         -------           -------           ------               -         ------

       Net assets                                     $6,156,571        $9,904,910       $1,459,518      $1,679,750        $414,166
                                                      ==========        ==========       ==========      ==========        ========
       Shares outstanding (unlimited
       authorization, $.01 par value)                     428,055          713,052          141,804       1,679,750          40,683
                                                          =======          =======          =======       =========          ======
       Net asset value, offering price and
       redemption price, per share (Net
       assets/shares outstanding)                  $        14.38   $       13.89     $       10.29     $      1.00     $     10.18
                                                   ==============   =============     =============     ===========     ===========

(1)  Formerly Strong International Stock Portfolio

                        See Notes to Financial Statements


                       LPT VARIABLE INSURANCE SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 1998 (UNAUDITED)



                                                                                           LEXINGTON
                                                                    ROBERTSON STEPHENS     CORPORATE
                                                   STRONG GROWTH    DIVERSIFIED GROWTH     LEADERS
       ASSETS                                        PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                  ---------------- --------------------- --------------
       Investments at value, see accompanying         $5,030,597        $4,699,429       $6,439,994
       schedules
       Repurchase agreements at cost and value           107,000           224,000               0
       Cash                                                  925             2,010             977
       Foreign currency at value                               0                 0               0
       Dividends and/or interest receivable                1,266               112           9,772
       Receivable for investments securities              29,711           290,602               0
       sold
       Receivable for Trust shares sold                    5,263             5,225               0
       Expense reimbursements receivable                 (6,102)           (6,766)        (14,347)
       Other assets                                        1,078             1,078           1,078
                                                           -----             -----           -----
                Total Assets                          $5,169,738        $5,215,690       $6,437,474

       Investments at cost                            $4,193,862        $4,693,482       $5,738,844
       Foreign currency at cost                               $0                $0              $0

       Liabilities

       Payable for investments securities                $77,282          $237,438              $0
       purchased
       Payable for Trust shares redeemed                   3,027             2,995           3,481
       Payable to Custodian                                    0                 0               0
       Custodian fees payable                              4,732             3,494           3,074
       Advisory fees payable                               2,868             3,701           3,275
       Accrued legal and audit fees                       10,898            10,898          10,898
       Accrued expenses and other liabilities                931               931             931
                                                             ---               ---             ---

                Total Liabilities                         99,738           259,457          21,659

       Net Assets                                     $5,070,000        $4,956,233       $6,415,815
                                                      ==========        ==========       ==========
       Components of Net Assets:
            Paid-in capital                           $4,052,240        $4,624,470       $5,615,617
            Undistributed net investment                 (8,617)          (15,693)          20,365
            income (loss)
            Accumulated net realized gain (loss)
            on securities
              and foreign currency transactions          189,642           341,509          78,683
            Net unrealized appreciation
            (depreciation) of securities
              and foreign currency transactions          836,735             5,947         701,150
                                                         -------             -----         -------

       Net assets                                     $5,070,000        $4,956,233       $6,415,815
                                                      ==========        ==========       ==========
       Shares outstanding (unlimited
       authorization, $.01 par value)                    323,131           465,031          430,941
                                                         =======           =======          =======
       Net asset value, offering price and
       redemption price, per share (Net
       assets/shares outstanding)                 $        15.69          $  10.66         $  14.89
                                                  ==============          ========         ========

(1)  Formerly Strong International Stock Portfolio

                        See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                            STATEMENTS OF OPERATIONS
                            FOR THE SIX MONTHS ENDED
                            JUNE 30, 1998 (UNAUDITED)


                                                     HARRIS
                                                   ASSOCIATES        MFS TOTAL       BERKELEY U.S.   BERKELEY MONEY    INTERNATIONAL
                                                      VALUE            RETURN        QUALITY BOND        MARKET            STOCK
                                                    PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO      PORTFOLIO(1)
                                                 ---------------- ----------------- ---------------- ---------------- --------------
         Investment Income
         Income:
                 Dividends                            $36,590         $46,693             $0                  $0            $4,852
                 Foreign withholding tax on
                      dividend  income                  (228)         (1,143)              0                   0             (716)
                  Interest                             11,013         106,216         41,038              45,665            16,359
                                                       ------         -------         ------              ------            ------
                  Total Investment Income              47,375         151,766         41,038              45,665            20,495
                                                       ------         -------         ------              ------            ------
         Expenses:
             Investment advisory fees                  24,056          28,244          3,548               3,747             5,802
             Custodian fees                            11,066          36,874         10,092               9,285            30,772
             Legal and audit fees                       8,675           8,675          8,675               8,675             8,675
             Insurance expense                            792             792            792                 792               792
             Trustees' fees and expenses                2,248           2,248          2,248               2,248             2,248
             Expenses before expense reimbursement     46,837          76,833         25,355              24,747            48,289
             Expense reimbursement                   (15,810)        (28,254)       (18,969)            (17,337)          (36,763)
             (Note 3)                                 -------         -------        -------             -------           -------

                  Total Expenses                       31,027          48,579          6,386              7,410             11,526
                                                       ------          ------          -----              -----             ------

         Net Investment Income                         16,348         103,187         34,652              38,255             8,969
                                                       ------         -------         ------              ------             -----
         Realized and Unrealized Gain
         (Loss) on Investments

         Net realized gain on securities and
           foreign currency transactions              261,471         264,784              0                   0           158,944
         Net change in unrealized
           appreciation (depreciation) of
         securities
           and  foreign currency                     (28,683)         211,482         14,906                   0            73,795
                                                     -------          -------         ------                   -            ------
         transactions


         Net Gain  on Investments                     232,788         476,266         14,906                   0           232,739
                                                      -------         -------         ------                   -           -------

         Net Increase  in Net Assets
           Resulting from Operations                 $249,136        $579,453        $49,558             $38,255          $241,708
                                                     ========        ========        =======             =======          ========

(1)  Formerly Strong International Stock Portfolio


                       LPT VARIABLE INSURANCE SERIES TRUST
                            STATEMENTS OF OPERATIONS
                            FOR THE SIX MONTHS ENDED
                            JUNE 30, 1998 (UNAUDITED)


                                                                                          LEXINGTON
                                                                   ROBERTSON STEPHENS     CORPORATE
                                                  STRONG GROWTH    DIVERSIFIED GROWTH     LEADERS
                                                    PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                 ---------------- --------------------- --------------
         Investment Income
         Income:
                 Dividends                                 $8,153           $3,807           $47,083
                 Foreign withholding tax on
                      dividend  income                          0             (28)             (452)
                  Interest                                  7,506            9,989             4,595
                                                            -----            -----             -----
                  Total Investment Income                  15,659           13,608            51,226
                                                           ------           ------            ------
         Expenses:
             Investment advisory fees                      14,114           20,026            15,552
             Custodian fees                                23,418           18,521            16,319
             Legal and audit fees                           8,675            8,675             8,675
             Insurance expense                                792              792               792
             Trustees' fees and expenses                    2,248            2,248             2,248
             Expenses before expense reimbursement         49,247           50,262            43,586
             Expense reimbursement                       (24,971)         (20,961)          (12,725)
             (Note 3)                                     -------          -------           -------

                  Total Expenses                           24,276           29,301            30,861
                                                           ------           ------            ------

         Net Investment Income                            (8,617)         (15,693)            20,365
                                                          ------          -------             ------
         Realized and Unrealized Gain
         (Loss) on Investments

         Net realized gain on securities and
           foreign currency transactions                  246,861          502,290            64,573
         Net change in unrealized
           appreciation (depreciation) of
         securities
           and  foreign currency                          380,366        (358,331)           378,768
                                                          -------        --------            -------
         transactions


         Net Gain  on Investments                         627,227          143,959           443,341
                                                          -------          -------           -------

         Net Increase  in Net Assets
           Resulting from Operations                     $618,610         $128,266          $463,706
                                                         ========         ========          ========

(1)  Formerly Strong International Stock Portfolio


                        See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
                      AND THE YEAR ENDED DECEMBER 31, 1997


                                                    HARRIS ASSOCIATES                          MFS TOTAL RETURN
                                                   VALUE PORTFOLIO (1)                            PORTFOLIO
                                           -------------------------------------- ----------------------------------------
                                             Six Months Ended         Year Ended       Six Months Ended     Year Ended
                                               June 30,1998        December 31, 1997    June 30, 1998    December 31, 1997
                                               ------------        -----------------    -------------    -----------------
       Increase (Decrease) in Net Assets
       from Operations

       Net investment income                        $16,348           $11,861             $103,187        $85,322

       Net realized gain (loss) on
       securities and
          foreign  currency transactions            261,471           309,569              264,784        133,356
       Net change in unrealized
        appreciation (depreciation)of
        securities and foreign currency
        transactions during the period             (28,683)           148,504              211,482        311,415
                                                   -------            -------              -------        -------
       Net increase (decrease) in net
       assets resulting  from operations            249,136           469,934              579,453        530,093
                                                    -------           -------              -------        -------
       Distributions to shareholders
       from:
       Net investment income                              0          (11,864)                    0       (84,797)

       Net realized gain on investments                   0         (326,649)                    0       (94,786)
                                                          -         --------                     -       -------

           Total distributions                            0         (338,513)                    0      (179,583)

       Share Transactions

       Net proceeds from sale of shares           2,595,671         2,687,516            3,631,832      4,879,026
       Issued to shareholders in
       reinvestment of
       dividends                                          0           338,513                    0        179,583

       Cost of  shares repurchased                (210,888)       (1,055,861)            (279,383)      (964,786)
                                                  --------        ----------             --------       --------
         Net increase (decrease) from
        share transactions(Note 5)                2,384,783         1,970,168            3,352,449      4,093,823
                                                  ---------         ---------            ---------      ---------


       Total increase/(decrease) in net           2,633,919         2,101,589            3,931,902      4,444,333
                                                  ---------         ---------            ---------      ---------
       assets

       Net Assets at beginning of period          3,522,652         1,421,063            5,973,008      1,528,675
                                                  ---------         ---------            ---------      ---------

       Net Assets at end of period               $6,156,571        $3,522,652           $9,904,910     $5,973,008
                                                 ==========        ==========           ==========     ==========

       Accumulated undistributed net
       investment
       income (loss) included in net
       assets at
       end of period                               $ 16,348       $         0           $  104,183     $      996
                                                   ========       ===========           ==========     ==========

(1)  Formerly MAS Value Portfolio
(2)  Formerly Salomon U.S. Quality Bond Portfolio
(3)  Formerly Salomon Money Market Portfolio

                       See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
                      AND THE YEAR ENDED DECEMBER 31, 1997


                                                    BERKELEY U. S. QUALITY BOND         BERKELEY MONEY MARKET
                                                            PORTFOLIO(2)                      PORTFOLIO(3)
                                                 -------------------------------- -------------------------------
                                               Six Months Ended     Year Ended       Six Months       Year Ended
                                                 June 30, 1998   December 31, 1997  June 30,1998   December 1, 1997
                                                 -------------   -----------------  ------------   ----------------
       Increase (Decrease) in Net Assets
       from Operations

       Net investment income                    $34,652           $83,696          $38,255         $76,923

       Net realized gain (loss) on
       securities and
          foreign  currency transactions              0            18,375                0               0
       Net change in unrealized
        appreciation (depreciation)of
        securities and foreign currency
        transactions during the period           14,906            23,041                0               0
                                                 ------            ------                -               -
       Net increase (decrease) in net
       assets resulting  from operations          49,558           125,112          38,255          76,923
                                                  ------           -------          ------          ------
       Distributions to shareholders
       from:
       Net investment income                          0          (83,993)         (38,255)        (76,923)

       Net realized gain on investments               0                 0                0               0
                                                      -                 -                -               -

           Total distributions                        0          (83,993)         (38,255)        (76,923)

       Share Transactions

       Net proceeds from sale of shares         419,304           222,203        9,686,187      14,018,379
       Issued to shareholders in
       reinvestment of
       dividends                                      0            83,993           38,255          76,923

       Cost of  shares repurchased             (91,243)         (817,964)      (9,417,849)    (13,900,532)
                                               -------          --------       ----------     -----------
         Net increase (decrease) from
        share transactions(Note 5)              328,061         (511,768)          306,593         194,770
                                                -------         --------           -------         -------


       Total increase/(decrease) in net         377,619         (470,649)          306,593         194,770
                                                -------         --------           -------         -------
       assets

       Net Assets at beginning of period      1,081,899         1,552,548        1,373,157       1,178,387
                                              ---------         ---------        ---------       ---------

       Net Assets at end of period           $1,459,518        $1,081,899       $1,679,750      $1,373,157
                                             ==========        ==========       ==========      ==========

       Accumulated undistributed net
       investment
       income (loss) included in net
       assets at
       end of period                         $   34,652        $        0       $        0      $        0
                                             ==========        ==========       ==========      ==========

(1)  Formerly MAS Value Portfolio
(2)  Formerly Salomon U.S. Quality Bond Portfolio
(3)  Formerly Salomon Money Market Portfolio


                        See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
                      AND THE YEAR ENDED DECEMBER 31, 1997



                                                      INTERNATIONAL                       STRONG GROWTH
                                                   STOCK PORTFOLIO(4)                       PORTFOLIO
                                           ------------------------------------ -----------------------------------
                                            Six Months Ended     Year Ended      Six Months Ended    Year Ended
                                             June 30, 1998    December 31, 1997   June 30, 1998    December 1,1997

       Increase (Decrease) in Net Assets
       from Operations

       Net investment income                         $8,969             $9,728         ($8,617)          ($6,013)

       Net realized gain/(loss) on
       securities and foreign currency
       transactions                                 158,944           (70,392)          246,861           214,565

       Net unrealized appreciation
       (depreciation) of securities and
       foreign currency transactions
       during the period                             73,795          (130,748)          380,366           316,734
                                                     ------          --------           -------           -------

       Net increase (decrease) in net
       assets resulting from operations             241,708          (191,412)          618,610           525,286
                                                    -------          --------           -------           -------

       Distributions to shareholders
       from:

       Net investment income                              0            (9,932)                0              (93)

       Net realized gain on investments                   0           (62,644)                0         (301,894)
                                                          -           -------                 -         --------

           Total distributions                            0           (72,576)                0         (301,987)

       Share Transactions
       Net proceeds from sale of shares             401,451            945,574        1,794,763         2,330,737
       Issued to shareholders in
       reinvestment of dividends                          0             72,576                0           301,987

       Cost of  shares repurchased              (1,721,283)          (483,041)        (255,727)       (1,456,632)
                                                ----------           --------         --------        ----------

       Net increase from share
       transactions (Note 5)                    (1,319,832)            535,109        1,539,036         1,176,092
                                                ----------             -------        ---------         ---------

       Total increase/(decrease) in net         (1,078,124)            271,121        2,157,646         1,399,391
                                                ----------             -------        ---------         ---------
       assets

       Net Assets at beginning of period          1,492,290          1,221,169        2,912,354         1,512,963
                                                  ---------          ---------        ---------         ---------

       Net Assets at end of period                 $414,166         $1,492,290       $5,070,000        $2,912,354
                                                   --------         ----------       ----------        ----------

       Accumulated undistributed net
        investment income (loss)
        included in net assets at
        end of period                            $    8,624      $       (345)          ($8,617)       $        0
                                                 ==========      ============           =======        ==========

(4)  Formerly Strong International Stock Portfolio
(5)  Formerly Berkeley Smaller Companies Portfolio


                        See Notes to Financial Statements


                       LPT VARIABLE INSURANCE SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
                      AND THE YEAR ENDED DECEMBER 31, 1997



                                             ROBERTSON STEPHENS DIVERSIFIED             LEXINGTON CORPORATE
                                                   GROWTH PORTFOLIO(5)                   LEADERS PORTFOLIO
                                            ---------------------------------- --------------------------------------
                                              Six Months      Year Ended         Six Months Ended      Year Ended
                                             June 30, 1998   December 31, 1997     June 30, 1998     December 31,1997

       Increase (Decrease) in Net Assets
       from Operations

       Net investment income                    ($15,693)         ($14,897)          $20,365             $20,035

       Net realized gain/(loss) on
       securities and foreign currency
       transactions                               502,290           104,555           64,573             209,511

       Net unrealized appreciation
       (depreciation) of securities and
       foreign currency transactions
       during the period                        (358,331)           396,298          378,768             173,395
                                                --------            -------          -------             -------

       Net increase (decrease) in net
       assets resulting from operations          128,266            485,956          463,706             402,941
                                                 -------            -------          -------             -------

       Distributions to shareholders
       from:

       Net investment income                            0              (20)                0            (20,558)

       Net realized gain on investments                 0                 0                0           (195,399)
                                                        -                 -                -           --------

           Total distributions                          0              (20)                0           (215,957)

       Share Transactions
       Net proceeds from sale of shares         1,609,499         2,410,896        2,648,997           3,057,461
       Issued to shareholders in
       reinvestment of dividends                        0                20                0             215,957

       Cost of  shares repurchased              (233,679)         (885,949)        (150,193)         (1,330,518)
                                                --------          --------         --------          ----------

       Net increase from share
       transactions (Note 5)                    1,375,820         1,524,967        2,498,804           1,942,900
                                                ---------         ---------        ---------           ---------

       Total increase/(decrease) in net         1,504,086         2,010,903        2,962,510           2,129,884
                                                ---------         ---------        ---------           ---------
       assets

       Net Assets at beginning of period        3,452,147         1,441,244        3,453,305           1,323,421
                                                ---------         ---------        ---------           ---------

       Net Assets at end of period             $4,956,233        $3,452,147       $6,415,815          $3,453,305
                                               ----------        ----------       ----------          ----------

       Accumulated undistributed net
        investment income (loss)
        included in net assets at
        end of period                           ($15,693)          $      0       $   20,365          $        0
                                                ========           ========       ==========          ==========

(4)  Formerly Strong International Stock Portfolio
(5)  Formerly Berkeley Smaller Companies Portfolio


                        See Notes to Financial Statements


                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                   HARRIS ASSOCIATES VALUE PORTFOLIO (1)
                                         -----------------------------------------------------------
                                         Six Months Ended      Year Ended          Period Ended
                                           June 30,1998     December 31,1997    December 31, 1996*

Net asset value, beginning of period           $13.45              $11.86               $10.00

Income from investment operations(a):
Net investment income                            0.05                0.08                 0.10
Net realized and unrealized gain
(loss) on investments                            0.88                2.94                 2.13
                                                 ----                ----                 ----

Total from investment operations                 0.93                3.02                 2.23
                                                 ----                ----                 ----

Less distributions:
Dividends from net investment income             0.00              (0.05)               (0.10)
Distributions from net realized                  0.00              (1.38)               (0.27)
                                                 ----              -----                -----
capital gains
Total distributions                              0.00              (1.43)               (0.37)
                                                 ----              -----                -----

Net asset value, end of period                 $14.38              $13.45               $11.86
                                               ======              ======               ======

Total return ++                                 6.91%              25.56%               20.39%
                                                ====               =====                =====

Ratios to average net
assets/supplemental data

Net assets, end of period (in 000's)           $6,157              $3,523               $1,421

Ratio of operating expenses to average
net asset                                      1.29%+               1.29%               1.26% +

Ratio of net investment income to
average net assets                             0.68%+               0.56%               1.01%+

Portfolio turnover rate                        28.08%              84.94%               41.08%

Ratio of operating expenses to average
net
  assets before expense reimbursements         1.95%+               4.22%               7.55%+

Net investment income (loss) per share
before expense reimbursements (a)               $0.00               ($0.32)              ($0.52)

+    Annualized

++ Total returns represents aggregate total return for the six months ended June 30, 1998, for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a)  Based on the average of the daily shares outstanding throughout the year.

(1)  Formerly MAS Value Portfolio

* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                        See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                             MFS TOTAL RETURN PORTFOLIO
                                         --------------------------------------------------------------------
                                           Six Months Ended          Year Ended            Period Ended
                                             June 30, 1998        December 31, 1997     December 31, 1996*

Net asset value, beginning of period                $12.80                 $10.90                $10.00

Income from investment operations(a):
Net investment income                                 0.18                   0.35                  0.25
Net realized and unrealized gain
(loss) on investments                                 0.91                   1.95                  0.85
                                                      ----                   ----                  ----

Total from investment operations                      1.09                   2.30                  1.10
                                                      ----                   ----                  ----

Less distributions:
Dividends from net investment income                  0.00                 (0.19)                (0.20)
Distributions from net realized                       0.00                 (0.21)                (0.00)
                                                      ----                 -----                 -----
capital gains
Total distributions                                   0.00                 (0.40)                (0.20)
                                                      ----                 -----                 -----

Net asset value, end of period                      $13.89                 $12.80                $10.90
                                                    ======                 ======                ======

Total return ++                                      8.52%                 21.18%                 9.81%
                                                     ====                  =====                  ====

Ratios to average net
assets/supplemental data

Net assets, end of period (in 000's)                $9,905                 $5,973                $1,529

Ratio of operating expenses to average
net asset                                            1.29%+                  1.29%                1.26%+

Ratio of net investment income to
average net assets                                   2.74%+                  2.80%                2.59%+

Portfolio turnover rate                              74.18%                103.75%                53.91%

Ratio of operating expenses to average
net
  assets before expense reimbursements               2.04%+                  3.88%                7.84%+

Net investment income (loss) per share
before expense reimbursements (a)                     $0.13                  $0.03               ($0.38)

+    Annualized

++ Total returns represents aggregate total return for the six months ended June 30, 1998, for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a)  Based on the average of the daily shares outstanding throughout the year.

(1)  Formerly MAS Value Portfolio

* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                        See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                 BERKELEY U. S. QUALITY BOND PORTFOLIO (2)
                                         -----------------------------------------------------------
                                         Six Months Ended      Year Ended          Period Ended
                                           June 30,1998     December 31,1997    December 31, 1996*

   Net asset value, beginning of period           $9.91               $9.81             $10.00

   Income from investment
     operations(a):
   Net investment income                           0.27                0.58               0.49
   Net realized and unrealized gain
     (loss) on
     investments                                   0.11                0.34             (0.25)
                                                   ----                ----             -----
   Total from investment operations                0.38                0.92              0.24
                                                   ----                ----              ----


   Less distributions:
   Dividends from net investment income            0.00              (0.82)             (0.43)
   Distributions from net realized                 0.00             ( 0.00)             (0.00)
                                                   ----             - ----              -----
     capital gains
   Total distributions                             0.00              (0.82)             (0.43)
                                                   ----              -----              -----

   Net asset value, end of period                $10.29               $9.91              $9.81
                                                 ======               =====              =====

   Total return ++                                3.83%               9.45%              2.27%
                                                  ====                ====               ====

   Ratios to average net
     assets/supplemental
      data

   Net assets, end of period (in 000's)          $1,460              $1,082             $1,553

   Ratio of operating expenses to
     average net
     assets                                      0.99%+               0.99%             0.97%+
   Ratio of net investment income to
     average net
      assets                                     5.37%+               5.79%             5.41%+
   Portfolio turnover rate                        1.36%             431.63%            231.03%

   Ratio of operating expenses to
     average net
     assets before expense                       3.93%+               5.09%             5.79%+
     reimbursements
   Net investment income (loss) per
     share before
     expense reimbursements (a)                   $0.12              $0.17              $0.05

+    Annualized

++ Total returns represents aggregate total return for the six months ended June 30, 1998, for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a)  Based on the average of the daily shares outstanding throughout the year.

(2)  Formerly Salomon U.S. Quality Bond Portfolio

(3)  Formerly Salomon Money Market Portfolio

* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                        See Notes to Financial Statements


                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                       BERKELEY MONEY MARKET PORTFOLIO (3)
                                         -------------------------------------------------------------
                                            Six Months Ended          Year Ended            Period Ended
                                             June 30, 1998        December 31, 1997     December 31, 1996*

   Net asset value, beginning of period             $1.00                $1.00              $1.00

   Income from investment
     operations(a):
   Net investment income                             0.02                 0.05               0.04
   Net realized and unrealized gain
     (loss) on
     investments                                     0.00                 0.00               0.00
                                                     ----                 ----               ----
   Total from investment operations                  0.02                 0.05               0.04
                                                     ----                 ----               ----


   Less distributions:
   Dividends from net investment income            (0.02)               (0.05)             (0.04)
   Distributions from net realized                 (0.00)               (0.00)             (0.00)
                                                   -----                -----              -----
     capital gains
   Total distributions                             (0.02)               (0.05)             (0.04)
                                                   -----                -----              -----

   Net asset value, end of period                   $1.00                $1.00              $1.00
                                                    =====                =====              =====

   Total return ++                                  2.29%                4.58%              3.93%
                                                    ====                 ====               ====

   Ratios to average net
     assets/supplemental
      data

   Net assets, end of period (in 000's)            $1,680               $1,373             $1,178

   Ratio of operating expenses to
     average net
     assets                                        0.89%+                0.89%             0.87%+
   Ratio of net investment income to
     average net
      assets                                       4.59%+                4.58%             4.43%+
   Portfolio turnover rate                           N/A                  N/A                N/A

   Ratio of operating expenses to
     average net
     assets before expense                         2.97%+                4.30%             6.67%+
     reimbursements
   Net investment income (loss) per
     share before
     expense reimbursements (a)                    $0.01                 $0.01            ($0.01)

+    Annualized

++ Total returns represents aggregate total return for the six months ended June 30, 1998, for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a)  Based on the average of the daily shares outstanding throughout the year.

(2)  Formerly Salomon U.S. Quality Bond Portfolio

(3)  Formerly Salomon Money Market Portfolio

* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                        See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                       INTERNATIONAL STOCK PORTFOLIO(4)
                                         ---------------------------------------------------------
                                         Six Months Ended      Year Ended          Period Ended
                                           June 30,1998     December 31,1997    December 31, 1996*


     Net asset value, beginning of period         $8.90               $10.58            $10.00

     Income from investment
     operations(a):
     Net investment income                         0.06                 0.07              0.03
     Net realized and unrealized gain
     (loss) on
       investments                                 1.22               (1.30)              0.61
                                                   ----               -----               ----
     Total from investment operations              1.28               (1.23)              0.64
                                                   ----               -----               ----


     Less distributions:
     Dividends from net investment income          0.00               (0.06)            (0.01)
     Distributions from net realized               0.00               (0.39)            (0.05)
                                                   ----               -----             -----
     capital gains
     Total distributions                           0.00               (0.45)            (0.06)
                                                   ----               -----             -----

     Net asset value, end of period              $10.18                $8.90            $10.58
                                                 ======                =====            ======

     Total return ++                             14.38%             (11.62%)             5.85%
                                                 =====              ======               ====

     Ratios to average net
     assets/supplemental
        data

     Net assets, end of period (in 000's)          $414               $1,492            $1,221

     Ratio of operating expenses to
     average net
       assets                                    1.49%+                1.49%            1.45%+
     Ratio of net investment income to
     average
        net assets                               1.16%+                0.68%            0.27%+
     Portfolio turnover rate                    101.70%              165.59%            49.32%

     Ratio of operating expenses to
     average net
       assets before expense                     6.24%+                6.81%            7.74%+
     reimbursements
     Net investment income (loss) per
     share
     before expense reimbursements (a)          ($0.17)              ($0.49)           ($0.58)

+    Annualized

++ Total returns represents aggregate total return for the six months ended June 30, 1998, for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a)  Based on the average of the daily shares outstanding throughout the year.

(4)  Formerly Strong International Stock Portfolio

* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                        See Notes to Financial Statements



                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                           STRONG GROWTH PORTFOLIO
                                          -----------------------------------------------------------
                                          Six Months Ended          Year Ended            Period Ended
                                           June 30, 1998        December 31, 1997     December 31, 1996*


     Net asset value, beginning of period       $13.47              $11.92                $10.00

     Income from investment
     operations(a):
     Net investment income                      (0.03)              (0.04)                  0.25
     Net realized and unrealized gain
     (loss) on
       investments                                2.25                3.07                  2.49
                                                  ----                ----                  ----
     Total from investment operations             2.22                3.03                  2.74
                                                  ----                ----                  ----


     Less distributions:
     Dividends from net investment income         0.00                0.00                (0.22)
     Distributions from net realized              0.00              (1.48)                (0.60)
                                                  ----              -----                 -----
     capital gains
     Total distributions                          0.00             (1.48)                (0.82)
                                                  ----             -----                 -----

     Net asset value, end of period             $15.69              $13.47                $11.92
                                                ======              ======                ======

     Total return ++                            16.48%              25.56%                20.27%
                                                =====               =====                 =====

     Ratios to average net
     assets/supplemental
        data

     Net assets, end of period (in 000's)      $5,070               $2,912                $1,513

     Ratio of operating expenses to
     average net
       assets                                   1.29%+               1.29%                1.26%+
     Ratio of net investment income to
     average
        net assets                            (0.46%)+             (0.26%)                2.25%+
     Portfolio turnover rate                   112.56%             270.11%               422.67%

     Ratio of operating expenses to
     average net
       assets before expense                   2.62%+               4.44%                 7.09%+
     reimbursements
     Net investment income (loss) per
     share
     before expense reimbursements (a)         ($0.13)              ($0.46)               ($0.39)

+    Annualized

++ Total returns represents aggregate total return for the six months ended June 30, 1998, for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a)  Based on the average of the daily shares outstanding throughout the year.

(4)  Formerly Strong International Stock Portfolio

* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                        See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                             ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO (5)
                                           --------------------------------------------------------
                                         Six Months Ended      Year Ended          Period Ended
                                           June 30,1998     December 31,1997    December 31, 1996*

     Net asset value, beginning of period        $10.22                 $8.58              $10.00

     Income from investment
     operations(a):
     Net investment income                       (0.04)                (0.07)                2.10
     Net realized and unrealized gain
     (loss) on
       investments                                 0.48                  1.71              (1.69)
                                                   ----                  ----              -----
     Total from investment operations              0.44                  1.64               0.41
                                                   ----                  ----               ----

     Less distributions:
     Dividends from net investment income          0.00                  0.00              (1.83)
     Distributions from net realized               0.00                  0.00              (0.00)
                                                   ----                  ----              -----
     capital gains
     Total distributions                           0.00                  0.00              (1.83)
                                                   ----                  ----              -----

     Net asset value, end of period              $10.66                $10.22               $8.58
                                                 ======                ======               =====

     Total return ++                              4.31%                19.12%               2.42%
                                                  ====                 =====                ====

     Ratios to average net
     assets/supplemental
        data

     Net assets, end of period (in 000's)        $4,956                $3,452
                                                                                           $1,441
     Ratio of operating expenses to
     average net
       assets                                    1.39%+                 1.39%              1.36%+
     Ratio of net investment income to
     average
        net assets                             (0.74%)+               (0.72%)             20.30%+
     Portfolio turnover rate                    167.43%               234.54%            2242.85%


     Ratio of operating expenses to
     average net
       assets before expense                     2.38%+                 4.53%              7.02%+
     reimbursements

     Net investment income (loss) per
     share
      before expense reimbursements (a)         ($0.09)               ($0.35)               $1.51

+    Annualized

++ Total returns represents aggregate total return for the six months ended June 30, 1998, for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a)  Based on the average of the daily shares outstanding throughout the year.

(5)  Formerly Berkeley Smaller Companies Portfolio

* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                        See Notes to Financial Statements


                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                   LEXINGTON CORPORATE LEADERS PORTFOLIO
                                         ----------------------------------------------------------
                                          Six Months Ended          Year Ended            Period Ended
                                           June 30, 1998        December 31, 1997     December 31, 1996*

     Net asset value, beginning of period         $13.39              $11.44           $10.00

     Income from investment
     operations(a):
     Net investment income                          0.06                0.13             0.14
     Net realized and unrealized gain
     (loss) on
       investments                                  1.44                2.70             1.42
                                                    ----                ----             ----
     Total from investment operations               1.50                2.83             1.56
                                                    ----                ----             ----

     Less distributions:
     Dividends from net investment income           0.00              (0.08)           (0.12)
     Distributions from net realized                0.00              (0.80)           (0.00)
                                                    ----              -----            -----
     capital gains
     Total distributions                            0.00              (0.88)           (0.12)
                                                    ----              -----            -----

     Net asset value, end of period               $14.89              $13.39           $11.44
                                                  ======              ======           ======

     Total return ++                              11.20%              24.71%           12.84%
                                                  =====               =====            =====

     Ratios to average net
     assets/supplemental
        data

     Net assets, end of period (in 000's)         $6,416              $3,453           $1,323

     Ratio of operating expenses to
     average net
       assets                                     1.29%+               1.29%           1.26%+
     Ratio of net investment income to
     average
        net assets                                0.85%+               0.99%           1.40%+
     Portfolio turnover rate                       2.42%              35.69%           0.00%


     Ratio of operating expenses to
     average net
       assets before expense                      1.82%+               4.08%           6.86%+
     reimbursements

     Net investment income (loss) per
     share
      before expense reimbursements (a)            $0.02             ($0.24)          ($0.41)

+    Annualized

++ Total returns represents aggregate total return for the six months ended June 30, 1998, for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a)  Based on the average of the daily shares outstanding throughout the year.

(5)  Formerly Berkeley Smaller Companies Portfolio

* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                        HARRIS ASSOCIATES VALUE PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 1998 (UNAUDITED)
                                                                                       VALUE
SHARES                                                                               (NOTE 2)
------                                                                               --------

COMMON STOCKS - 90.57%
         Consumer Basics - 13.09%
  9,300  American Stores Company................................................    $224,944
  2,950   Black & Decker Corporation............................................     179,950
  7,200  Dial Corporation.......................................................     186,750
  5,443  Philip Morris Companies, Inc...........................................     214,318
                                                                                     -------
                                                                                     805,962
                                                                                     -------
         Financial Services - 12.50%
  2,900  AON Corporation........................................................     203,725
  1,323  Federal National Mortgage Association..................................      80,372
  2,880  Old Republic International Corporation.................................      84,420
  3,900  PartnerRe, Ltd.........................................................     198,900
  4,650  Washington Mutual, Inc.................................................     201,984
                                                                                     -------
                                                                                     769,401
                                                                                     ------
         Consumer Non-Durables - 11.51%
  3,800  Gucci Group N V, ADR...................................................     201,400
  4,600  Mattel, Inc. ..........................................................     194,638
  4,600  Nike, Inc..............................................................     223,963
  2,500  Polaroid Corporation...................................................      88,906
                                                                                      ------
                                                                                     708,907
                                                                                     -------
         Broadcasting & Publishing - 8.13%
  2,300  Central Newspapers, Inc................................................     160,425
  5,100  Dun & Bradstreet Corporation...........................................     184,238
  5,100  Lee Enterprises, Inc. .................................................     156,187
                                                                                     -------
                                                                                     500,850
                                                                                     -------
         General Business - 6.50%
  8,000  AC Nielsen Corporation  ...............................................     202,000
  4,700  H & R Block, Inc.......................................................     197,988
                                                                                     -------
                                                                                     399,988
                                                                                     -------
         Conglomerates - 5.87%
  4,500  ITT Industries, Inc. ..................................................     168,187
  7,800  U.S. Industries, Inc...................................................     193,050
                                                                                     -------
                                                                                     361,237
                                                                                     -------
         Construction Materials - 5.50%
  2,050  Armstrong World Industries, Inc........................................     138,119
  3,700  USG Corporation........................................................     200,262
                                                                                     -------
                                                                                     338,381
                                                                                     -------


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                        HARRIS ASSOCIATES VALUE PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
                                                                                     VALUE
SHARES                                                                               (NOTE 2)
------                                                                               --------
COMMON STOCKS - (Continued)
         Basic Industries - 4.22%
  3,050  Fort James Corporation.................................................    $135,725
  3,850  Premark International, Inc.............................................     124,163
                                                                                     -------
                                                                                     259,888
                                                                                     -------
         Technology - 3.51%
  5,400  Electronic Data Systems Corporation....................................     216,000
                                                                                     -------
         Drugs & Health Care - 3.22%

  6,800  Columbia/HCA Healthcare Corporation....................................     198,050
                                                                                     -------

         Capital Goods - 3.22%
  5,500  General Signal Corporation.............................................     198,000
                                                                                     -------

         Consumer Discretionary - 3.18%
  5,100  Fortune Brands, Inc....................................................     196,031
                                                                                     -------

         Real Estate - 3.07%
10,700   Catellus Development Corporation +.....................................     189,256
                                                                                     -------

         Autos & Transportation - 2.58%
  4,600  Bandag, Inc., Class A..................................................     158,700
                                                                                     -------

         Chemicals - 2.42%
  5,900  Ferro Corporation......................................................     149,344
                                                                                     -------

         Consumer Services - 2.05%
  5,100  Brunswick Corporation..................................................     126,225
         Total Common Stocks (Cost $5,281,641)..................................   5,576,220

Principal
Amount
------

SHORT-TERM OBLIGATIONS - 12.86%
$792,000        Repurchase Agreement with State Street
                Bank and Trust Company, dated 06/30/98 at
                5.00%, due 07/01/98, maturity value
                $792,110 (collateralized by U.S. Treasury Note,
                8.375%, due 08/15/08, par value $705,000;
                market value $813,602) (Cost $792,000)...........  792,000

                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                        HARRIS ASSOCIATES VALUE PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)


                                                                                     Value
                                                                                    (Note 2)
                                                                                    --------

TOTAL INVESTMENTS (COST $6,073,641*).................          103.43%             $6,368,220
OTHER ASSETS AND LIABILITIES (NET)...................           (3.43)               (211,649)
                                                                -----                --------
NET ASSETS...........................................          100.00%              $6,156,571
                                                               ======               ==========

*    Aggregate cost for Federal tax purposes (Note 4)
+    Non-income producing security



         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt
         ---------------- ----------------------------------------------


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 1998 (UNAUDITED)

                                                                                       Value
Shares                                                                               (Note 2)
------                                                                               --------
COMMON STOCKS - 55.06%
         Financial Services - 13.51%
   250   American Express Company...............................................      $28,500
   580   Arden Reality, Inc.....................................................       15,007
   439   Associates First Capital Corporation, Class A..........................       33,748
   900   Bank of New York Company, Inc..........................................       54,619
   100   Beneficial Corporation.................................................       15,319
 1,190   Chubb Corporation......................................................       95,646
 1,080   CIGNA Corporation......................................................       74,520
   655   A.G. Edwards, Inc. ....................................................       27,960
   890   Equitable Companies, Inc...............................................       66,694
 1,060   Federal Home Loan Mortgage Corporation.................................       49,886
   500   Federal National Mortgage Association..................................       30,375
   100   Federated Investments, Inc.  +.........................................        1,850
   534   First Union Corporation................................................       31,094
   200   Fleet Financial Group, Inc.............................................       16,700
 1,200   ING Groep NV...........................................................       78,632
   855   Jefferson Pilot Corporation............................................       49,537
 1,130   Lincoln National Corporation...........................................      103,254
   200   J.P. Morgan & Company, Inc.............................................       23,425
   320   Morgan Stanley, Dean Witter, Discover & Company........................       29,240
 1,530   National City Corporation..............................................      108,630
   730   Nationsbank Corporation................................................       55,845
   390   Northern Trust Corporation.............................................       29,737
 1,080   Norwest Corporation....................................................       40,365
 1,650   PNC Bank Corporation...................................................       88,791
 1,000   Provident Companies, Inc...............................................       34,500
   400   Salomon Smith Barney Holdings, Inc.   +................................       22,375
 1,650   Torchmark, Inc. .......................................................       75,487
   490   Transamerica Corporation...............................................       56,411
                                                                                      ------
                                                                                    1,338,147
                                                                                    ---------

         Energy - 6.01%
   680   Amoco Corporation......................................................       28,305
   660   Atlantic Richfield Company.............................................       51,562
   420   Baker Hughes, Inc. ....................................................       14,516
 1,883   British Petroleum PLC, ADR ............................................      166,175
   760   Exxon Corporation......................................................       54,197
   320   Mobil Corporation......................................................       24,520
 1,030   Occidental Petroleum Company...........................................       27,810


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
                                                                                       Value
Shares                                                                               (Note 2)
------                                                                               --------
COMMON STOCK - (Continued)
         Energy - (Continued)
   660   Royal Dutch Petroleum Company, NY Shares...............................      $36,176
   200   Schlumberger, Ltd......................................................       13,663
 1,290   Texaco, Inc. ..........................................................       76,997
 1,110   Unocal Corporation.....................................................       39,683
 1,800   USX-Marathon Group.....................................................       61,762
                                                                                       ------
                                                                                      595,366
                                                                                      -------
         Technology - 5.47%
 1,070   Alcatel Alsthom CGE, ADR...............................................       43,536
 2,440   Allied Signal, Inc.....................................................      108,275
   600   Analog Devices, Inc....................................................       14,738
   189   Compaq Computer Corporation .........................................          5,363
 1,100   General Dynamics Corporation...........................................       51,150
   940   International Business Machines Corporation............................      107,924
   430   Lockheed Martin Corporation............................................       45,526
   366   Raytheon Company, Class A..............................................       21,091
   680   Raytheon Company, Class B..............................................       40,205
 1,340   TRW, Inc...............................................................       73,198
   110   United Technologies Corporation........................................       10,175
   200   Xerox Corporation......................................................       20,325
                                                                                       ------
                                                                                      541,506
                                                                                      -------
         Utilities - 5.18%
   650   CMS Energy Corporation.................................................       28,600
 1,500   Carolina Power & Light Company.........................................       65,062
 1,100   Cinergy Corporation....................................................       38,500
 1,360   Coastal Corporation....................................................       94,945
   870   Columbia Energy Group..................................................       48,394
    90   Eastern Enterprises....................................................        3,859
   180   FPL Group, Inc.........................................................       11,340
   510   GPU, Inc. .............................................................       19,284
 1,000   MarketSpan Corporation +...............................................       29,938
   850   New Century Energies, Inc..............................................       38,622
   930   Pacificorp.............................................................       21,041
   810   Pinnacle West Capital Corporation......................................       36,450
 1,750   Southern Company.......................................................       48,453
   900   UGI Corporation........................................................       22,387
   170   Williams Companies, Inc................................................        5,737
                                                                                        -----
                                                                                      512,612
                                                                                      -------


                        See Notes to Financial Statements


                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
                                                                                       Value
Shares                                                                               (Note 2)
------                                                                               --------
COMMON STOCKS - (Continued)
         Drugs & Health Care - 4.21%
 1,490   American Home Products Corporation.....................................      $77,108
   200   Baxter International, Inc..............................................       10,763
 1,420   Bristol Myers Squibb Company...........................................      163,211
 1,900   Columbia/HCA Healthcare Corporation....................................       55,337
   870   Glaxo Wellcome, PLC, ADR...............................................       52,037
   430   SmithKline Beecham, PLC, ADR...........................................       26,015
   520   United Healthcare Corporation..........................................       33,020
                                                                                       ------
                                                                                      417,491
                                                                                      -------
         Communications - 3.59%
   970   AT&T Corporation.......................................................       55,411
   840   Bell Atlantic Corporation..............................................       38,325
   150   BellSouth Corporation..................................................       10,069
 1,870   GTE Corporation........................................................      104,019
 1,540   SBC Communications, Inc................................................       61,600
   990   Sprint Corporation.....................................................       69,795
   420   Telephone & Data Systems, Inc..........................................       16,537
                                                                                       ------
                                                                                      355,756
                                                                                      -------
         Capital Goods - 3.31%
 1,300   Browning Ferris Industries, Inc........................................       45,175
   810   Cooper Industries, Inc. ...............................................       44,499
   300   Deere & Company........................................................       15,862
   500   Emerson Electric Company...............................................       30,187
 1,320   General Electric Company...............................................      120,120
   800   Hubbell, Inc. .........................................................       33,300
   540   Tyco International, Ltd................................................       34,020
   110   York International Corporation.........................................        4,792
                                                                                        -----
                                                                                      327,955
                                                                                      -------
         Consumer Discretionary - 3.24%
 1,296   Diageo PLC ............................................................       15,364
   260   Eastman Kodak Company..................................................       18,996
   370   Fred Meyer, Inc., (New) +..............................................       15,725
   890   J.C. Penney, Inc. .....................................................       64,358
 2,430   Rite Aid Corporation...................................................       91,277
 1,100   Safeway, Inc. +........................................................       44,756
 1,160   Sears Roebuck & Company................................................       70,833
                                                                                       ------
                                                                                      321,309
                                                                                      -------


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
                                                                                       Value
Shares                                                                               (Note 2)
------                                                                               --------
COMMON STOCKS - (Continued)
         Materials and Processing - 2.66%
   465   Akzo Nobel NV .........................................................     $103,443
   860   Air Products and Chemicals, Inc. ......................................       34,400
   550   Aluminum Company of America............................................       36,266
    70  Dow Chemical Company...................................................        6,768
   550   B.F. Goodrich Company..................................................       27,294
 1,190   Weyerhaeuser Company...................................................       54,963
                                                                                       ------
                                                                                      263,134
                                                                                      -------
         Consumer Staples - 2.44%
 2,750   Archer Daniels Midland Company.........................................       53,281
    80   Colgate Palmolive Company..............................................        7,040
   420   General Mills, Inc.....................................................       28,718
   900   Hormel Foods Corporation...............................................       31,106
   800   McCormick & Company, Inc. .............................................       28,575
    30   Nestle SA .............................................................       64,307
   870   Rubbermaid, Inc........................................................       28,873
                                                                                       ------
                                                                                      241,900
                                                                                      -------
         Autos & Transportation - 1.60%
   480   Canadian National Railway Company......................................       25,500
   580   Ford Motor Company.....................................................       34,220
   300   Lear Corporation   +...................................................       15,394
   730   Norfolk Southern Corporation...........................................       21,763
 2,090   Volvo Aktiebolaget AB..................................................       61,786
                                                                                       ------
                                                                                      158,663
                                                                                      -------
         Real Estate - 0.83%
   530   Boston Properties, Inc.................................................       18,285
   560   Hospitality Properties Trust...........................................       17,990
   800   Prime Group Realty Trust...............................................       13,700
   950   TriNet Corporate Realty Trust, Inc. ...................................       32,300
                                                                                       ------
                                                                                       82,275
                                                                                       ------
         Basic Industry - 0.75%
   850   Champion International Corporation.....................................       41,809
   700   Kimberly Clark Corporation.............................................       32,113
                                                                                       ------
                                                                                       73,922
                                                                                       ------
         Broadcasting - 0.71%
 1,200   Viacom, Inc. +.........................................................       69,900
                                                                                       ------

         Consumer Basic - 0.57%
 1,430   Phillip Morris Companies, Inc..........................................       56,306
                                                                                       ------

         Chemicals - 0.35%
   690   Hoechst AG ............................................................       34,721
                                                                                       ------

                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
                                                                                     Value
Shares                                                                               (Note 2)
------                                                                               --------
COMMON STOCKS (Continued)
         Miscellaneous - 0.35%
   450   CVS Automatic Com Exchange Securities Trust............................      $34,341
                                                                                      -------
         General Business - 0.28%
   650   Service Corporation International......................................       27,869
                                                                                       ------
         Total Common Stocks (Cost $4,907,467)..................................    5,453,173
                                                                                    ---------

PREFERRED STOCKS - 1.39%
   740   Henkel KGAA ...........................................................       73,243
   170   McKesson Financing Trust, 144A.........................................       19,359
   780   Newell Financial Trust, 144A...........................................       45,240
                                                                                       ------
         Total Preferred Stocks (Cost $104,774).................................      137,842
                                                                                      -------

Principal
Amount
------
CORPORATE BONDS AND NOTES - 20.22%
 $10,000        Airtouch Communications, Inc.,
                6.65%, due 05/01/2008...........................................       10,077
   3,000        American Standard, Inc.,
                7.625%, due 02/15/2010..........................................        2,940
  19,000        Atlantic Mutual Insurance Company, 144A
                8.15%, due 02/15/2028...........................................       19,638
  25,000        B E Aerospace Company,
                8.00%, due 03/01/2008...........................................       24,938
   8,000        Bear Stearns Companies, Inc.,
                6.20%, due 03/30/2003..........................................        8,017
  25,000        Beaver Valley II Funding Corporation,
                9.00, due 06/01/2017............................................       28,589
   5,000        Belco Oil & Gas Corporation,
                8.875%, due 09/15/2007..........................................        4,825
   5,000        Burlington Industries, Inc,
                7.25%, due 08/01/2027...........................................        5,158
   5,000        Capital One Bank,
                6.70%, due 05/15/2008...........................................        5,053
  20,000        Cellular Communications International, Inc., 144A,
                6.00%, due 04/01/2005...........................................       28,400
200,000         Century Communications Corporation,
                0.00%, due 03/15/2004...........................................       90,750

                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 1998

Principal                                                                            Value
Amount                                                                               (Note 2)
------                                                                               --------
CORPORATE BONDS AND NOTES (Continued)
$10,000         Chancellor Media Corporation,
                8.75%, due 06/15/2007...........................................      $10,425
  5,000         Circus Circus Enterprises, Inc,
                7.00%, due 11/15/2036...........................................        4,841
  5,000         Clark Refining & Marketing, Inc.,
                8.375%, due 11/15/2007..........................................        4,941
 10,000         Cleveland Electric Illuminating Company,  144A
                7.88%, due 11/01/2017...........................................       10,915
  5,000         Cliffs Drilling Company,
                10.25%, due 05/15/2003..........................................        5,350
 55,000         Coastal Corporation,
                6.95%, due 06/02/2028...........................................       53,134
 68,000         Coastal Corporation,
                7.42%, due 02/15/2037...........................................       71,093
  3,000         Columbia/HCA Healthcare Corporation,
                6.875%, due 07/15/2001..........................................        2,942
  5,000         Columbia/HCA Healthcare Corporation,
                6.91%, due 06/15/2005...........................................        4,856
 25,000         Columbia/HCA Healthcare Corporation,
                7.69%, due 06/15/2025...........................................       24,155
  5,000         Commonwealth Edison Company,
                7.625, due 01/15/2007...........................................        5,315
  5,000         Connecticut Light & Power Company,
                7.875%, due 10/01/2024..........................................        5,101
 12,000         Conseco Inc.,
                6.40%, due 06/15/2001...........................................       11,992
  5,000         Consumers Energy Company,
                6.375%, due 02/01/2008..........................................        4,922
 12,000         Contifinancial Corporation,
                7.50%, due 03/15/2002...........................................       11,945
  5,000         Continental Airlines,
                6.648%, due 03/15/2019..........................................        5,102
 30,000         Continental Cablevision, Inc,
                11.00%, due 06/01/2007..........................................       32,754
100,000         Crimi Mae Commercial Mortgage Trust, 144A
                7.00%, due 03/02/2011...........................................       98,031
  5,000         Donaldson, Lufkin & Jenrette,
                6.50%, due 06/01/2008...........................................        5,000

                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 1998
Principal                                                                            Value
Amount                                                                               (Note 2)
------                                                                               --------
CORPORATE BONDS AND NOTES (Continued)
 $7,000         Fairfax Financial Holdings, Ltd.,
                7.375%, due 04/15/2018..........................................       $7,181
  9,854         Federal Express Corporation,
                7.65%, due 01/15/2014...........................................       10,680
 10,000         Federal Mogul Corporation,
                7.50%, due 07/01/2004...........................................        9,980
  5,000         Federal Mogul Corporation,
                7.75%, due 07/01/2006...........................................        4,998
  5,000         First Empire Capital Trust,
                8.234%, due 02/01/2027..........................................        5,478
  5,000         Ford Motor Company,
                8.90%, due 01/15/2032...........................................        6,399
  8,000         Ford Motor Credit Company,
                6.125%, due 04/28/2003..........................................        8,001
 20,000         FrontierVision Operation Partnership, LP,
                11.00%, due 10/15/2006..........................................       22,692
 28,748         GGIB Funding Corporation,
                7.43%, due 01/15/2011...........................................       28,884
 10,000         Georgia Pacific Corporation,
                9.50%, due 05/15/2022...........................................       11,661
  6,000         Georgia Pacific Corporation,
                7.25%, due 06/01/2028...........................................        6,120
100,000         Goldman Sachs Group, LP, 144A
                5.90%, due 01/15/2003...........................................       98,680
 30,000         Gulf Canada Resources Ltd.,
                9.25%, due 01/15/2004...........................................       31,358
  5,000         Healthsouth Corporation, 144A,
                6.875%, due 06/15/2005..........................................        5,002
 58,000         Hearst Argyle Television, Inc.,
                7.50%, due 11/15/2027...........................................       61,784
  8,000         Tommy Hilfiger, USA, Inc.,
                6.50%, due 06/01/2003...........................................        7,993
  6,000         Tommy Hilfiger, USA, Inc.,
                6.85%, due 06/01/2008...........................................        5,994
  5,000         Honeywell, Inc.,
                6.625%, due 06/15/2028..........................................        5,063


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
Principal                                                                            Value
Amount                                                                               (Note 2)
------                                                                               --------
CORPORATE BONDS AND NOTES (Continued)
   $5,000       KCS Energy,
                8.875%, due 01/15/2008..........................................       $4,750
    6,000       Lasmo USA, Inc.,
                7.30%, due 11/15/2027...........................................        5,982
    5,000       Lehman Brothers, Inc.,
                6.50%, due 04/15/2008...........................................        5,026
   15,000       MBNA Capital 1,
                8.278%, due 12/01/2026..........................................       16,263
   10,000       Marsh Supermarkets, Inc.,
                8.875%, due 08/01/2007..........................................       10,200
   10,000       McDermott, Inc.,
                9.375%, due 03/15/2002..........................................       10,708
    2,846       Midland Funding Corporation,
                Series C, 10.33%, due 07/23/2002................................        3,078
    5,000       Nabisco, Inc.,
                6.375%, due 02/01/2035..........................................        4,968
   15,000       Natexis Ambs Company, 144A
                8.44%, due 12/29/2049...........................................       14,949
    5,000       News America Holdings, Inc.,
                8.00%, due 10/17/2016...........................................        5,509
    5,000       News America Holdings, Inc.,
                7.75%, due 12/01/2045...........................................        5,366
    5,000       News America, Inc.,
                6.625%, due 01/09/2008..........................................        4,993
    5,000       Niagara Mohawk Power Corporation,
                7.75%, due 05/15/2006...........................................        5,349
    5,000       Niagara Mohawk Power Corporation,
                8.75%, due 04/01/2022...........................................        5,500
    5,000       Niagara Mohawk Power Corporation,
                8.50%, due 07/01/2023...........................................        5,533
   20,000       Nortek, Inc.,
                9.25%, due 03/15/2007...........................................       20,400
   10,000       Northwest Airlines, Inc.,
                7.625%, due 03/15/2005..........................................       10,039
    5,000       Northwest Airlines, Inc.,
                8.70%, due 03/15/2007...........................................        5,249
   75,000       Oryx Energy Company,
                8.375%, due 07/15/2004..........................................       80,860

                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
Principal                                                                            Value
Amount                                                                               (Note 2)
------                                                                               --------
CORPORATE BONDS AND NOTES (Continued)
 $10,000        Outdoor Systems, Inc.,
                8.875%, due 06/15/2007..........................................      $10,413
 100,000        Owens Illinois, Inc.,
                7.35%, due 05/15/2008...........................................      101,244
 100,000        Owens Illinois, Inc.,
                7.50%, due 05/15/2010...........................................      101,397
 100,000        Owens Illinois, Inc.,
                7.80%, due 05/15/2018...........................................      102,561
   4,000        Paine Webber Group, Inc.,
                6.55%, due 04/15/2008...........................................        3,973
  15,000        Petroleum Geo Services,
                7.125%, due 03/30/2028..........................................       15,181
  10,000        Polymer Group, Inc.,
                9.00%, due 07/01/2007...........................................       10,175
   9,000        Riggs Capital II,
                8.875%, due 03/15/2027..........................................       10,157
  10,000        Salton Sea Funding Group Corporation,
                7.84%, due 05/30/2010...........................................       10,884
  45,794        Seabrook 1,
                7.83%, due 01/01/2019...........................................       48,654
   5,000        Snyder Oil Corporation,
                8.75%, due 06/15/2007...........................................        5,025
  10,000        Solutia, Inc.,
                7.375%, due 10/15/2027..........................................       10,367
  99,000        Sun, Inc.,
                9.00%, due 11/01/2024...........................................      122,997
   5,000        TCI Communications Financing III,
                9.65%, due 03/31/2027...........................................        6,125
   7,000        TCI Communications, Inc.,
                6.375%, due 05/01/2003..........................................        7,051
   5,000        TCI Communications, Inc.,
                8.00%, due 08/01/2005...........................................        5,460
  10,000        Tele-Communications, Inc.,
                6.34%, due 02/01/2002...........................................        9,963
  20,000        Tennessee Gas Pipeline Company,
                7.625%, due 04/01/2037..........................................       21,647
   5,000        Texas Gas Transmission Corporation,
                7.25%, due 07/15/2027...........................................        5,203


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
Principal                                                                            Value
Amount                                                                               (Note 2)
------                                                                               --------
CORPORATE BONDS AND NOTES (Continued)
$15,000         Texas Utilities Electric Company
                6.375%, due 01/01/2008..........................................      $14,699
 25,000         Time Warner, Inc., 144A,
                6.10%, due 12/30/2001...........................................       24,878
   9,000        Time Warner, Inc.,
                9.125%, due 01/15/2013..........................................       10,953
  41,000        Time Warner, Inc.,
                9.15%, due 02/01/2023...........................................       51,691
  36,000        Time Warner, Inc.,
                0.00%, due 01/15/2036...........................................       11,713
   5,000        Transocean Offshore, Inc.,
                8.00%, due 04/15/2027...........................................        5,674
   5,000        United Illuminating Company,
                6.25%, due 12/15/2002...........................................        4,966
  10,000        US Timberlands Company,
                9.625%, due 11/15/2007..........................................       10,125
  15,000        Viacom, Inc.,
                6.75%, due 01/15/2003...........................................       15,150
   5,000        Vintage Petroleum, Inc.,
                8.625%, due 02/01/2009..........................................        5,050
  13,000        Waterford 3 Funding Corporation,
                8.09%, due 01/02/2017...........................................       13,475
  10,000        Washington Mutual Capital I,
                8.375%, due 06/01/2027..........................................       11,281
  20,000        Williams Scotsman, Inc.,
                9.875%, due 06/01/2007..........................................       20,800
   5,000        Wiser Oil Company,
                9.50%, due 05/15/2007...........................................        4,700
   5,000        WorldCom, Inc.,
                8.875%, due 01/15/2006..........................................        5,439
  35,000        Xerox Corporation,
                0.00%, due 04/21/2018...........................................       19,950
                                                                                       ------
                Total Corporate Bonds and Notes (Cost $1,966,181)...............    2,002,890
                                                                                    ---------


                        See Notes to Financial Statements

                     The LPT Variable INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
Principal                                                                            Value
Amount                                                                               (Note 2)
------                                                                               --------
TREASURY OBLIGATIONS - 12.44%
                U.S. Treasury Notes - 11.80%
$127,000        8.50%, due 02/15/2000...........................................     $132,775
 150,000        5.75%, due 11/15/2000...........................................      150,738
  60,000        6.625%, due 03/31/2002..........................................       62,147
 662,000        6.25%, due 08/31/2002...........................................      679,272
  25,000        7.875%, due 11/15/2004..........................................       28,078
  15,000        7.00%, due 07/15/2006...........................................       16,380
  98,000        5.625%, due 05/15/2008..........................................       99,332
                                                                                       ------
                                                                                    1,168,722
                                                                                    ---------
                U.S. Treasury Bond - 0.64%
  59,000        6.125%, due 11/15/2027..........................................       63,222
                                                                                       ------
                Total Treasury Obligations (Cost $1,227,144)....................    1,231,944
                                                                                    ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.12%
                Government National Mortgage Association (GNMA) - 2.12%
   9,470        REMIC, 8.00%, due 06/20/2025....................................        9,763
  73,220        Pool #432725, 8.00%, due 07/15/2026.............................       75,874
  33,032        Pool #247754, 7.50%, due 11/15/2026.............................       33,950
  32,511        Pool #453937, 7.50%, due 08/15/2027.............................       33,415
  28,133        Pool #455301, 7.50%, due 09/15/2027.............................       28,916
  27,665        Pool #469399, 7.00%, due 03/15/2028.............................       28,105
                                                                                       ------
                Total GNMA (Cost $209,376)......................................      210,023
                                                                                      -------
                Federal National Mortgage Association (FNMA) - 1.00%
  98,315        Pool #251618, 6.50%, due 03/01/2001 (Cost $98,914)..............       98,868
                                                                                       ------
                Total U.S. Government Agency Obligations (Cost $308,290)              308,891
                                                                                      -------

EUROBONDS - 0.88%
  10,000        Banco Commercial SA,
                8.25%, due 02/05/2007...........................................        9,872
  50,000        Cerro Negro Finance, Ltd., 144A
                7.90%, due 12/01/2020...........................................       49,000
   4,000        Corporacion Andina De Fomento,
                7.10%, due 02/01/2003...........................................        4,041
   8,000        Deutsche Fianance NV, 144A
                0.00%, due 02/17/2017...........................................        4,460
   5,000        Empresa Nacional De Electric,
                7.325%, due 02/01/2037..........................................        4,885


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                  JUNE 30, 1998
Principal                                                                            Value
Amount                                                                               (Note 2)
------                                                                               --------
EUROBONDS (Continued)
  $10,000       Hidroelectrica Arcura, 144A,
                8.375%, due 03/15/1999..........................................       $9,950
    5,000       UPM Kymmene Corporation,
                7.45%, due 11/26/2027...........................................        5,295
                                                                                        -----
                Total Eurobonds (Cost $87,882)..................................       87,503
                                                                                       ------

SHORT-TERM OBLIGATIONS - 10.20 %
                Repurchase Agreement - 10.20%
1,010,000       Repurchase Agreement with State Street Bank & Trust
                Company, dated 06/30/98 at 5.00%, due 07/01/98,
                maturity value $1,010,140 (collateralized by U.S. Treasury
                Note, 8.375%, due 08/15/08, par value $895,000:
                market value $1,032,870) (Cost $1,010,000)......................    1,010,000
                                                                                    ---------

Shares          Investment Company - 0.00%
------
      730       Seven Seas Money Market Fund (Cost $730)........................          730
                                                                                          ---
                Total Short-Term Obligations (Cost $1,010,730)..................    1,010,730
                                                                                    ---------

TOTAL INVESTMENTS (COST $9,612,468*).................      103.31%                 10,232,973
OTHER ASSETS AND LIABILITIES.........................        (3.31)                 (328,063)
                                                             -----                  --------
NET ASSETS...........................................      100.00%                 $9,904,910
                                                           ======                  ==========

*    Aggregate cost for Federal tax purposes (Note 4)

+    Non-income producing security

144A after the name of a security represents those securities exempt under registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities amounted to $110,995 or 1.86% of net assets.


         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt
                  REMIC Real Estate Mortgage Investment Conduit


         ---------------- ----------------------------------------------


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      BERKELEY U.S. QUALITY BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 1998 (UNAUDITED)
Principal                                                                               Value
Amount                                                                               (Note 2)
------                                                                               --------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 67.61%
                Federal National Mortgage Association (FNMA) - 42.35%
$100,000        REMIC, 6.74%, due 08/25/2007....................................     $104,633
   2,846        Pool #100090, 14.50%, due 11/01/2014............................        3,500
   5,741        Pool #303791, 12.50%, due 08/01/2015............................        6,731
   8,564        Pool #100089, 13.00%, due 11/01/2015............................       10,295
   5,841        Pool #303792, 11.50%, due 09/01/2019............................        6,653
  25,000        REMIC, 5.00%, due 12/25/2021....................................       22,664
  53,000        REMIC, 5.00%, due 04/25/2022....................................       49,190
  15,000        REMIC, 7.00%, due 11/25/2022....................................       15,558
  15,000        REMIC, 5.00%, due 04/25/2024....................................       13,505
 197,805        Pool #250845, 6.50%, due 11/01/2026.............................      193,245
  98,747        Pool #396818, 6.50%, due 08/01/2027.............................       98,345
  92,448        Pool #331325, 7.00%, due 11/01/2027.............................       93,748
                                                                                       ------
                Total FNMA (Cost $605,316)......................................      618,067
                                                                                      -------
                Student Loan Marketing Association (SLMA) - 8.85%
 125,000        7.20%, due 11/09/2000 (Cost $127,327)...........................      129,160
                                                                                      -------
                Federal Home Loan Bank (FHLB) - 8.61%
 125,000        5.89%, due 07/24/2000 (Cost $124,413)...........................      125,605
                                                                                      -------
                Federal Home Loan Mortgage Corporation (FHLMCB) - 7.80%
  36,515        Pool #251137, 11.75%, due 08/01/2014 ...........................       41,473
  20,000        Series G, 5.50%, due 05/22/2025.................................       19,037
  53,000        Series 2068, 6.50%, due 03/15/2026..............................       53,389
                                                                                       ------
                Total FHLMCB (Cost $112,331)....................................      113,899
                                                                                      -------
                Total U.S. Government Agency Obligations
                (Cost $969,387).................................................      986,731
                                                                                      -------

CORPORATE BONDS AND NOTES - 13.85%
  35,000        Ford Capital Corporation,
                9.875%, due 05/15/2002..........................................       39,329
  50,000        Gap, Inc.,
                6.90%, due 09/15/2007...........................................       52,147
  50,000        Merrill Lynch & Company, Inc.,
                7.375%, due 05/15/2006..........................................       53,464
  25,000        Occidental Petroleum, 9.25%
                Due 08/01/2001..................................................       31,132
  25,000        Salomon, Inc.,
                6.875%, due 06/15/2005..........................................       26,019
                                                                                       ------
                Total Corporate Bonds and Notes (Cost $199,672) ................      202,091
                                                                                      -------

                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      BERKELEY U.S. QUALITY BOND PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
Principal                                                                                  Value
Amount                                                                                   (Note 2)
------                                                                                   --------
CORPORATE BONDS AND NOTES (Continued)
U.S. TREASURY BOND  - 11.60%
  150,000       6.625%, due 02/15/2027 (Cost $144,891).........................       $   169,383
                                                                                      -----------

INVESTMENT COMPANY - 3.42%
Shares
 50,000         Seven Seas Money Market Fund (Cost $50,000)....................            50,000
                                                                                           ------

TOTAL INVESTMENTS (COST $1,363,950*).................       96.48%                      1,408,205
OTHER ASSETS AND LIABILITIES (NET)...................        3.52                          51,313
                                                             ----                          ------
NET ASSETS...........................................      100.00%                     $1,459,518
                                                           ======                      ==========

*    Aggregate cost for Federal tax purposes (Note 4)


--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS

                  REMIC Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                         BERKELEY MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 1998 (UNAUDITED)

Principal                                                                                  Value
Amount                                                                                   (Note 2)
------                                                                                   --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 76.38%
                Federal Home Loan Bank (FHLB) - 17.86%
$300,000        5.41%, due 07/02/1998+ (Cost $299,955)..........................     $299,955
                                                                                     --------
                Federal Home Loan Mortgage Corporation (FHLMC) - 14.98%
 150,000        5.47%, due 07/29/1998+..........................................      149,362
  32,000        5.58%, due 08/07/1998+..........................................       31,816
  42,000        5.58%, due 08/13/1998+..........................................       41,720
  29,000        5.58%, due 08/26/1998+..........................................       28,748
                                                                                       ------
                Total FHLMC (Cost $251,646) ....................................      251,646
                                                                                      -------
                Federal National Mortgage Association (FNMA) - 14.84%
 130,000        5.38%, due 07/10/1998+ .........................................      129,825
 120,000        5.47%, due 07/27/1998+ .........................................      119,526
                                                                                      -------
                Total FNMA (Cost $249,351) .....................................      249,351
                                                                                      -------
                Federal Agriculture Mortgage Corporation (FAMC) - 14.82%
  52,000        5.60%, due 07/10/1998+..........................................       51,927
 200,000        5.41%, due 10/09/1998+..........................................      196,994
                                                                                      -------
                Total FAMC (Cost $248,921) .....................................      248,921
                                                                                      -------
                Federal Farm Credit Bank (FFCB) - 13.88%
 113,000        5.50%, due 07/09/1998+..........................................      112,862
  34,000        5.60%, due 07/15/1998+ .........................................       33,926
  87,000        5.40%, due 08/17/1998+..........................................       86,387
                                                                                       ------
                Total FFCB (Cost $233,175)......................................      233,175
                                                                                      -------
                Total U.S. Government Agency Obligations
                (Cost $1,283,048) ..............................................    1,283,048
                                                                                    ---------

COMMERCIAL PAPER - 7.44%
  50,000        American Express Credit Corporation,
                5.51%, due 07/02/1998+ .........................................       49,993
  75,000        Ford Motor Credit Corporation,
                5.50% , due 07/06/1998+.........................................       74,943
                                                                                       ------
                Total Commercial Paper (Cost $124,936)..........................      124,936
                                                                                      -------

REPURCHASE AGREEMENT - 14.59%
 245,000     Repurchase Agreement with State Street Bank & Trust
             Company, dated 06/30/98 at 5.00%, due 07/01/98,
             maturity value $245,034 (collateralized by U.S. Treasury
             Note, 8.375%, due 08/15/08, par value $220,000:
             market value $253,890) (Cost $245,000).............................      245,000
                                                                                      -------

                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                         BERKELEY MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

                                                                                           Value
                                                                                         (Note 2)
                                                                                         --------
TOTAL INVESTMENTS (COST $1,652,984*).................        98.41%                   $1,652,984
OTHER ASSETS AND LIABILITIES (NET)...................         1.59                        26,766
                                                              ----                        ------
NET ASSETS...........................................       100.00%                   $1,679,750
                                                            ======                    ==========

*    Aggregate cost for Federal tax purposes

+    Rate represents annualized yield at date of purchase

                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                          INTERNATIONAL STOCK PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 1998 (UNAUDITED)
                                                                                           Value
Shares                                                                                   (Note 2)
------                                                                                   --------
COMMON STOCKS - 92.16%
         Netherlands - 28.24%
 1,600   ABN AMRO Holding, NV, ADR..............................................      $37,500
   475   Aegon, NV, ADR.........................................................       41,087
   700   Royal Dutch Petroleum Company, ADR.....................................       38,369
                                                                                       ------
                                                                                      116,956
                                                                                      -------
         United Kingdom - 27.47%
17,500   Bluebird Toys, PLC,....................................................       32,726
   650   Cadbury Schweppes, PLC, ADR............................................       40,056
   325   Vodafone Group, PLC, ADR...............................................       40,971
                                                                                       ------
                                                                                      113,753
                                                                                      -------
         Switzerland - 9.53%
   475   Novartis AG, ADR.......................................................       39,484
                                                                                       ------
         Spain - 9.42%
   770   Banco de Santander, ADR................................................       39,029
                                                                                       ------
         France - 8.84%
   900   Alcatel Alsthom CGE, ADR...............................................       36,619
                                                                                       ------
         United States - 8.66%
   525   Schlumberger, Ltd......................................................       35,864
                                                                                       ------
         Total Common Stocks (Cost $389,736) ...................................      381,705
                                                                                      -------

INVESTMENT COMPANY - 4.83%
 20,000  Seven Seas Money Market Fund (Cost $20,000)............................       20,000
                                                                                       ------

TOTAL INVESTMENTS (COST $409,736*)...................       96.99%                   $401,705
OTHER ASSETS AND LIABILITIES (NET)...................        3.01                      12,461
                                                             ----                      ------
NET ASSETS...........................................      100.00%                   $414,166
                                                           ======                    ========

*    Aggregate cost for Federal tax purposes. (Note 4)

+    Non-income producing security

         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt


         ---------------- ----------------------------------------------



                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                          INTERNATIONAL STOCK PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)


As of  June 30,1998 sector diversification of the Portfolio was as follows:

                                                                    % of            Value
           Sector Diversification                                Net Assets       (Note 2)
           ----------------------                                ----------       --------

COMMON STOCKS:
Consumer Basic.......................................               19.21%          $79,541
Communications.......................................               18.73            77,589
Banking..............................................               18.48            76,529
Energy...............................................               17.92            74,233
Insurance............................................                9.92            41,087
Consumer Non-Durables................................                7.90            32,726
                                                                     ----            ------
COMMON STOCKS........................................               92.16           381,705
SHORT TERM OBLIGATIONS   ............................                4.83            20,000
                                                                     ----            ------
TOTAL INVESTMENTS....................................               96.99           401,705
OTHER ASSETS AND LIABILITIES (Net)...................                3.01            12,461
                                                                     ----            ------
NET ASSETS...........................................              100.00%         $414,166
                                                                   ======          ========


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 1998 (UNAUDITED)

                                                                                        Value
Shares                                                                                (Note 2)
------                                                                                --------
COMMON STOCKS - 99.22%
         Consumer Discretionary - 23.80%
   500   Best Buy Company, Inc.   +.............................................      $18,062
 1,400   Carnival Corporation...................................................       55,475
   700   Coca Cola Company......................................................       59,850
 1,300   CVS Corporation........................................................       50,619
 1,000   Dayton Hudson Corporation..............................................       48,500
 2,175   Dollar Tree Stores, Inc. +.............................................       88,359
   600   Gap, Inc...............................................................       36,975
   200   Gillette Company.......................................................       11,337
   700   Home Depot, Inc. ......................................................       58,144
 3,000   Kohl's Corporation +...................................................      155,625
 3,000   Lowes Companies, Inc...................................................      121,687
   500   Fred Meyer, Inc. (New) +...............................................       21,250
   300   Michaels Stores, Inc.    +.............................................       10,584
   900   Office Depot, Inc. +...................................................       28,406
   500   Outback Steakhouse, Inc. +.............................................       19,500
   600   Procter & Gamble Company...............................................       54,637
 1,800   Safeway, Inc. +........................................................       73,237
   700   Stage Stores, Inc. +...................................................       31,675
 2,000   Staples, Inc. +........................................................       57,875
 1,200   Starbucks Corporation   +..............................................       64,125
 1,500   Wal-Mart Stores, Inc. .................................................       91,125
 1,200   Walgreen Company.......................................................       49,575
                                                                                       ------
                                                                                    1,206,622
                                                                                    ---------
         Technology - 20.82%
   500   BMC Software, Inc.    +................................................       25,969
 1,300   CBT Group Publishing, Ltd., ADR +......................................       69,550
 1,250   Cisco Systems, Inc. +..................................................      115,078
   500   Citrix Systems, Inc.    +..............................................       34,187
   800   Compuware Corporation  +...............................................       40,900
   500   Dell Computer Corporation   +..........................................       46,406
   500   J.D. Edwards & Company   +.............................................       21,469
 1,500   Fore Systems, Inc.    +................................................       39,750
 2,700   HBO & Company..........................................................       95,175
   500   Information Management Resources, Inc.    +............................       16,906
 1,150   Lucent Technologies, Inc. .............................................       95,666
 1,200   Microsoft Corporation  +...............................................      130,050

                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
                                                                                        Value
Shares                                                                                (Note 2)
------                                                                                --------
COMMON STOCKS - (Continued)
         Technology (Continued)
   450   Networks Associates, Inc.    +.........................................      $21,544
   700   Peoplesoft, Inc. +.....................................................       32,900
 1,200   Saville Systems, PLC, ADR  +...........................................       60,150
 1,000   Tellabs, Inc. +........................................................       71,625
 1,000   Uniphase Corporation  +................................................       62,781
 1,000   Visio Corporation    +.................................................       47,750
   900   Vitesse Semiconductor Corporation   +..................................       27,788
                                                                                       ------
                                                                                    1,055,644
                                                                                    ---------
         Drugs & Health Care - 13.53%
   800   Boron Lepore & Associates, Inc.    +...................................       30,400
   500   Bristol Myers Squibb Company...........................................       57,469
   600   Cardinal Health, Inc. .................................................       56,250
   900   Elan, PLC, ADR   +.....................................................       57,881
   200   Guidant Corporation....................................................       14,263
 1,200   McKesson Corporation (New).............................................       97,500
 1,000   Medtronic, Inc. .......................................................       63,750
   200   Parexel International Corporation +....................................        7,275
 1,000   Pfizer, Inc. ..........................................................      108,688
   500   Quintiles Transnational Corporation   +................................       24,594
   800   Schering-Plough Corporation............................................       73,300
   600   Sybron International Corporation   +...................................       15,150
   700   Total Renal Care Holdings, Inc.    +...................................       24,150
   800   Warner Lambert Company.................................................       55,500
                                                                                       ------
                                                                                      686,170
                                                                                      -------
         Financial Services - 10.30%
   600   American Express Company...............................................       68,400
   200   American International Group, Inc......................................       29,200
   300   Associates First Capital Corporation...................................       23,063
   800   Federal Home Loan Mortgage Corporation.................................       37,650
   500   Federal National Mortgage Association..................................       30,375
 1,000   Household International, Inc...........................................       49,750
   300   MGIC Investment Corporation............................................       17,119
   400   Metris Companies, Inc. ................................................       25,500
   700   Morgan Stanley, Dean Witter, Discover & Company........................       63,963
   300   Nationwide Financial Services, Inc.....................................       14,346
   400   Northern Trust Corporation.............................................       30,500
 1,400   Travelers Group, Inc. .................................................       84,875


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

                                                                                        Value
Shares                                                                                (Note 2)
------                                                                                --------
COMMON STOCKS - (Continued)
         Financial Services (Continued)
   600   U.S. Bancorp ..........................................................      $25,800
   500   Washington Mutual, Inc.................................................       21,719
                                                                                       ------
                                                                                      522,260
                                                                                      -------
         Business Services - 9.16%
   800   Accustaff, Inc.    +...................................................       25,000
   300   Envoy Corporation (New)  +.............................................       14,213
   850   Fiserv, Inc.    +......................................................       36,098
 1,600   Lamar Advertising Company, Class A   +.................................       57,400
   300   Lason Holdings, Inc.    +..............................................       16,350
 2,600   Outdoor Systems, Inc. +................................................       72,800
 1,400   Paychex, Inc. .........................................................       56,962
 1,600   Robert Half International, Inc. +......................................       89,400
 1,900   Romac International, Inc. +............................................       57,713
   600   Snyder Communications, Inc. +..........................................       26,400
   600   Sykes Enterprises, Inc.    +...........................................       12,038
                                                                                       ------
                                                                                      464,374
                                                                                      -------
         Communications - 6.89%
   900   American Online, Inc...................................................       95,400
   600   Clear Channel Communication, Inc.    +.................................       65,475
   300   Intermedia Communications, Inc.    + ..................................       12,581
 1,000   International Telecommunications Systems, Inc. ........................       29,000
   400   Jacor Communications, Inc.   +.........................................       23,600
   300   MCI Communications Corporation.........................................       17,437
   400   Sprint Corporation.....................................................       28,200
 1,600   WorldCom, Inc. +.......................................................       77,500
                                                                                       ------
                                                                                      349,193
                                                                                      -------
         Broadcasting & Publishing - 4.56%
 1,400   Ascend Communications, Inc.    +.......................................       69,387
   500   Chancellor Media Corporation  +........................................       24,828
   400   Heftel Broadcasting Corporation  +.....................................       17,900
 1,300   Tele-Communications, Inc. +............................................       50,456
   600   Time Warner, Inc.......................................................       51,263
   300   Viacom, Inc.    +......................................................       17,475
                                                                                       ------
                                                                                      231,309
                                                                                      -------
         Capital Goods - 3.58%
1,300    General Electric Company...............................................      118,300
1,000    Tyco International, Ltd. ..............................................       63,000
                                                                                       ------
                                                                                      181,300
                                                                                      -------


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

                                                                                        Value
Shares                                                                                (Note 2)
------                                                                                --------
COMMON STOCK - (Continued)
         Electronics - 3.39%
 1,400   Advanced Fibre Communications, Inc.    +...............................      $56,088
   900   Cambridge Technology Partners, Inc.    +...............................       49,162
   400   Ciena Corporation   +..................................................       27,850
   800   Integrated Electrical Services, Inc.    +..............................       16,100
   500   Reltec Corporation   +.................................................       22,500
                                                                                       ------
                                                                                      171,700
         Transportation - 1.14%
 1,600   Midwest Express Holdings, Inc. +.......................................       57,900
                                                                                       ------
         Basic Industries - 0.99%
   900   Monsanto Company.......................................................       50,287
                                                                                       ------
         Energy - 0.77%
   500   Camco International, Inc...............................................       38,938
                                                                                       ------
         Consumer Staples - 0.29%
   400   American Italian Pasta Company   +.....................................       14,900
                                                                                       ------
         Total Common Stocks (Cost $4,193,862)..................................    5,030,597
                                                                                    ---------

Principal
Amount
------
REPURCHASE AGREEMENT - 2.11%
$107,000  Repurchase Agreement with State Street
          Bank and Trust Company, dated 06/30/98 at
          5.00%, due 07/01/98, maturity value $107,015
          (collateralized by U.S. Treasury Note, 8.375%,
          due 08/15/08, par value $95,000; market value
          $109,634) (Cost $107,000).............................................      107,000
                                                                                      -------

TOTAL INVESTMENTS (COST $4,300,862*).................      101.33%                  5,137,597
OTHER ASSETS AND LIABILITIES (NET)...................       (1.33)                   (67,597)
                                                            -----                    -------
NET ASSETS...........................................      100.00%                 $5,070,000
                                                           ======                  ==========

*    Aggregate cost for Federal tax purposes (Note 4)

+    Non-income producing security


         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt
         ---------------- ----------------------------------------------




                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 1998 (UNAUDITED)

                                                                                       Value
Shares                                                                               (Note 2)
------                                                                               --------
COMMON STOCKS - 94.39%
         Technology - 26.20%
    700  Alliant Techsystems, Inc. +............................................       $44,275
  3,000  Aware, Inc. +..........................................................        33,937
  4,000  Business Objects, S A, ADR   +.........................................        67,500
  5,000  Cellnet Data System, Inc.    +.........................................        48,437
  4,500  Condor Technology Solutions, Inc.    +.................................        66,375
  6,000  Egghead, Inc. +........................................................        50,625
  3,000  Electronics for Imaging, Inc.    +.....................................        63,375
  3,500  Fore Systems, Inc.    +................................................        92,750
  2,200  IDT Corporation   +....................................................        66,138
  2,000  Input/Output, Inc.   +.................................................        35,625
  2,000  Inspire Insurance Solutions, Inc. +....................................        66,500
  4,000  Intersolv, Inc. +......................................................        64,250
  7,500  Lumen Technologies, Inc.    +..........................................        66,563
  3,500  Microstrategy, Inc.    +...............................................        98,875
  5,000  Novell, Inc.    +......................................................        63,750
  4,800  Splash Technology Holdings, Inc.    +..................................        82,500
  5,000  System Software Associates, Inc. +.....................................        35,625
  2,000  Telxon Corp.    +......................................................        64,750
 10,000  Tidel Technologies, Inc. +.............................................        34,375
  1,000  Visio Corporation   +..................................................        47,750
  3,500  Xylan Corporation   +..................................................       104,344
                                                                                       -------
                                                                                     1,298,319
                                                                                     ---------
         Drugs & Health Care - 13.76%
  3,000  Beverly Enterprises, Inc. +............................................        41,437
  1,000  Crompton & Knowles Corporation.........................................        25,188
  2,700  Dura Pharmaceuticals, Inc. +...........................................        18,394
  4,000  Endocardial Solutions, Inc.    +.......................................        42,000
  2,000  Gilead Sciences, Inc.    +.............................................        64,125
  1,000  Incyte Pharmacuticals, Inc.    +.......................................        34,125
  5,000  Millennium Pharmaceuticals, Inc. +......................................        70,625
  3,700  Molecular Biosystems, Inc.    +........................................        26,594
  3,500  Ocular Sciences, Inc.    +.............................................       113,750
     22  Pharmerica, Inc.    +..................................................           265
  6,250  Sabratek Corporation   +...............................................       142,188
  3,000  Sunrise Assisted Living, Inc.    +.....................................       103,125
                                                                                       -------
                                                                                       681,816
                                                                                       -------

                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
                                                                                       Value
Shares                                                                               (Note 2)
------                                                                               --------
COMMON STOCK (Continued)
         Consumer Discretionary - 10.65%
  3,000  Chicos Fashions, Inc.    +.............................................       $46,500
  2,000  The Dress Barn, Inc. +.................................................        49,750
  2,000  Eagle Hardware & Garden, Inc.    +.....................................        46,250
  2,000  Finish Line, Inc.    +.................................................        56,250
  4,000  Genesis Direct, Inc.    +..............................................        44,500
  5,000  Oakley, Inc.    +......................................................        66,875
  6,000  Petsmart, Inc.    +.....................................................       60,000
  4,000  Shaw Industries, Inc. .................................................        70,500
  1,500  Signet Group, PLC   +..................................................        31,969
  5,000  Sunglass Hut International, Inc.    +..................................        55,312
                                                                                        ------
                                                                                       527,906
                                                                                       -------
         Broadcasting & Publishing - 9.24%
  2,000  Comcast Corporation   +................................................        81,188
  2,000  Cox Communications, Inc.    +..........................................        96,875
  4,000  Macromedia, Inc.    +..................................................        74,750
  2,000  MediaOne Group, Inc.    +..............................................        87,875
  2,000  Tele-Communications, Inc. (New)  +.....................................        76,875
  2,000  Tele-Communications International, Inc., Series A   +..................        40,188
                                                                                        ------
                                                                                       457,751
                                                                                       -------
         Communications - 7.54%
  5,400  Advanced Radio Telecom Corporation   +  ...............................        53,325
  3,000  Concord Communications, Inc   +........................................        76,687
  5,500  IWL Communications, Inc. +.............................................        48,469
 10,000  Metrocall, Inc.    +...................................................        60,625
  8,500  Pagemart Wireless, Inc.    +...........................................        77,031
  5,000  Startec Global Communications Corporation    +.........................        57,500
                                                                                        ------
                                                                                       373,637
                                                                                       -------
         Financial Services - 5.62%
  1,000  Bear Stearns Companies, Inc. ..........................................        56,875
  1,750  Golden State Bancorp, Inc.    +........................................        52,063
  3,000  Independence Community Bank Corporation   +............................        51,000
  3,000  Richmond County Financial Corporation..................................        56,062
  4,000  Southern Pacific Funding Corporation   +...............................        62,750
                                                                                        ------
                                                                                       278,750
                                                                                       -------
         Energy - 4.77%
20,000   Bonus Resource Services Corporation  +.................................        52,326
13,000   Superior Energy Services, Inc.    +....................................        65,812
12,000   Zapata Corporation.....................................................       118,500
                                                                                       -------
                                                                                       236,638
                                                                                       -------

                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

                                                                                       Value
Shares                                                                               (Note 2)
------                                                                               --------
COMMON STOCK (Continued)
         Housing - 4.47%
  5,000  Cavalier Homes, Inc....................................................      $64,687
  3,000  Oakwood Homes Corporation..............................................       90,000
  1,000  Simpson Manufacturing, Inc.   +........................................       38,625
  1,500  Walter Industries, Inc. +..............................................       28,406
                                                                                       ------
                                                                                      221,718
                                                                                      -------
         Business Services - 3.53%
  2,000  ASA Holdings, Inc. ....................................................       99,250
  2,000  Cendant Corporation   +................................................       41,750
  1,000  Gartner Group, Inc., (New)   +.........................................       34,031
                                                                                       ------
                                                                                      175,031
                                                                                      -------
         Consumer Durable - 2.11%
  2,500  American Homestar Corporation..........................................       59,844
 17,000  Krauses Furniture, Inc.    +...........................................       44,625
                                                                                       ------
                                                                                      104,469
                                                                                      -------
         Materials and Equipment - 1.94%
  2,000  EVI Weatherford, Inc. +................................................       44,550
  3,000  Flir Systems, Inc.    +................................................       51,750
                                                                                       ------
                                                                                       96,300
                                                                                       ------
         Consumer Staples - 1.09%
  3,500  Omega Protein Corporation   +..........................................       53,813
                                                                                       ------
         Transportation - 0.96%
  2,500  Genesee & Wyoming, Inc. +..............................................       47,500
                                                                                       ------
         Utilities - 0.95%
  1,500  BJ Services Company   +................................................       47,062
                                                                                       ------
         Basic Industry - 0.89%
  3,250  Euro Nevada Mining, Ltd................................................       44,282
                                                                                       ------
         Electrical Equipment - 0.67%
  3,000  Electric Lightware, Inc.    +..........................................       33,187
                                                                                       ------
         Total Common Stocks (Cost $4,671,104)..................................    4,678,179
                                                                                    ---------

WARRANTS - 0.43%
  4,000  Golden State Bancorp, Inc. (Cost $22,378)   +..........................       21,250
                                                                                       ------


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

Principal                                                                                  Value
Amount                                                                                   (Note 2)
------                                                                                   --------

REPURCHASE AGREEMENT - 4.52%
$224,000        Repurchase Agreement with State Street
                Bank and Trust Company, dated 06/30/98 at
                5.00%, due 07/01/98, maturity value $224,031
                (collateralized by U.S. Treasury Note,
                8.375%, due 08/15/08, par value $224,000;
                market value $230,809)  (Cost $224,000).........................       $224,000
                                                                                       --------

TOTAL INVESTMENTS (COST $4,917,482*).................        99.34%                   4,923,429
OTHER ASSETS AND LIABILITIES (NET)...................        (2.08)                      32,804
                                                             -----                       ------
NET ASSETS      .....................................        100.00%                 $4,956,233
                                                             ======                  ==========

*    Aggregate cost for Federal tax purposes (Note 4)

+    Non-income producing security


--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS

                        ADR American Depository Receipt
--------------------------------------------------------------------------------


                        See Notes to Financial Statements

                     The LPT VARIABLE INSURANCE SERIES TRUST
                      LEXINGTON CORPORATE LEADERS PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 1998 (UNAUDITED)
                                                                                        Value
Shares                                                                                (Note 2)
------                                                                                --------

COMMON STOCKS - 98.95%
         Consumer Discretionary - 20.38%
 2,325   Coca Cola Company......................................................     $198,788
 2,325   Eastman Kodak Company..................................................      169,870
 2,325   Fortune Brands, Inc. ..................................................       89,367
 2,325   McDonalds Corporation..................................................      160,425
 2,325   Philip Morris Companies, Inc...........................................       91,547
 2,325   Procter & Gamble Company...............................................      211,720
 2,325   Wal-Mart Stores, Inc...................................................      141,244
 2,325   Walt Disney Company....................................................      244,270
                                                                                      -------
                                                                                    1,307,231
                                                                                    ---------
         Energy - 15.63%
 2,325   Chevron Corporation....................................................      193,120
 2,325   Exxon Corporation......................................................      165,802
 2,325   Mobil Corporation......................................................      178,153
 2,325   Royal Dutch Petroleum Company, NY Shares...............................      127,439
 2,325   Schlumberger, Ltd......................................................      158,827
 2,325   Texaco, Inc. ..........................................................      138,773
 2,325   Union Pacific Resource Group, Inc. ....................................       40,833
                                                                                       ------
                                                                                    1,002,947
                                                                                    ---------
         Financial Services - 10.57%
 2,325   American Express Company...............................................      265,050
 2,325   J.P. Morgan & Company, Inc.............................................      272,316
 2,325   Travelers Group, Inc...................................................      140,953
                                                                                      -------
                                                                                      678,319
                                                                                      -------
         Technology - 10.31%
 2,325   Allied Signal, Inc.....................................................      103,172
 2,325   Boeing Company.........................................................      103,608
 2,325   Hewlett Packard Company................................................      139,209
 2,325   Lucent Technologies, Inc. .............................................      193,411
 2,325   Motorola, Inc..........................................................      122,208
                                                                                      -------
                                                                                      661,608
                                                                                      -------
         Autos & Transportation - 9.91%
 2,325   Burlington Northern Santa Fe Corporation...............................      228,286
 2,325   General Motors Corporation.............................................      155,339
 2,325   Goodyear Tire and Rubber Company.......................................      149,817
 2,325   Union Pacific Corporation..............................................      102,591
                                                                                      -------
                                                                                      636,033
                                                                                      -------


                        See Notes to Financial Statements

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      LEXINGTON CORPORATE LEADERS PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)
                                                                                        Value
Shares                                                                                (Note 2)
------                                                                                --------
COMMON STOCKS - (Continued)
         Materials & Processing - 9.04%
 2,325   Aluminum Company of America............................................     $153,305
 2,325   Bethlehem Steel Corporation +..........................................       28,917
 2,325   DuPont (E.I.) DeNemours & Company......................................      173,503
 2,325   International Paper Company............................................       99,975
 2,325   Union Carbide Corporation..............................................      124,097
                                                                                      -------
                                                                                      579,797
                                                                                      -------
         Drugs & Health Care - 7.52%
 2,325   Johnson & Johnson......................................................      171,469
 2,325   Merck & Company, Inc...................................................      310,969
                                                                                      -------
                                                                                      482,438
                                                                                      -------
         Utilities - 7.52%
 2,325   Ameren Corporation.....................................................       92,419
 2,325   Consolidated Edison Company of New York................................      107,095
 2,325   Duke Energy Company....................................................      137,756
 2,325   Houston Industries, Inc................................................       71,784
 2,325   PG&E Corporation.......................................................       73,383
                                                                                       ------
                                                                                      482,437
                                                                                      -------
         Producer Durables - 5.21%
 2,325   Caterpillar, Inc.......................................................      122,934
 2,325   General Electric Company...............................................      211,575
                                                                                      -------
                                                                                      334,509
                                                                                      -------
         Communications - 2.07%
 2,325   AT&T Corporation.......................................................      132,816
                                                                                      -------
         Consumer Staples - 0.79%
 2,325   Gallaher Group PLC, ADR  ..............................................       50,859
                                                                                       ------
         Total Common Stocks (Cost $5,647,844)..................................    6,348,994
                                   -                                                ---------

INVESTMENT COMPANY - 1.42 %
 91,000  Seven Seas Money Market Fund (Cost $91,000)............................       91,000
                                                                                       ------

TOTAL INVESTMENTS (COST $5,738,844*).................      100.37%                   6,439,994
OTHER ASSETS AND LIABILITIES.........................       (0.37)                    (24,179)
                                                            -----                     -------
NET ASSETS...........................................      100.00%                  $6,415,815
                                                           ======                   ==========

*    Aggregate cost for Federal tax purposes (Note 4)

+    Non-income producing security

         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt

         ---------------------------------------------------------------

                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 1998 (UNAUDITED)

1.   Organization and Business

     The LPT Variable Insurance Series Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 23, 1995, and is a business entity commonly known as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end series management investment company. The trust offers eight managed investment portfolios (the "Portfolios") to the public only through certain variable annuity contracts offered by London Pacific Life and Annuity Company ("London Pacific"): the Berkeley Money Market Portfolio (the "Money Portfolio"); the Berkeley U.S. Quality Bond Portfolio (the "Bond Portfolio"); and the Harris Associates Value, MFS Total Return, International Stock, Strong Growth, Robertson Stephens Diversified Growth, and Lexington Corporate Leaders Portfolios (the "Equity Portfolios"). Prior to June 1, 1998, the International Stock Portfolio was known as the Strong International Stock Portfolio. Prior to November 3, 1997, the Berkeley Money Market Portfolio was known as the Salomon Money Market Portfolio and the Berkeley U.S. Quality Bond Portfolio was known as the Salomon U.S. Quality Bond Portfolio. Prior to May 1, 1997, the Harris Associates Value Portfolio was known as the MAS Value Portfolio and the Robertson Stephens Diversified Growth Portfolio was known as the Berkeley Smaller Companies Portfolio. Prior to June 1, 1998, Strong Capital Management, Inc. served as sub-advisor to the International Stock Portfolio. Prior to November 3, 1997, Salomon Brothers Asset Management Inc. served as sub-advisor to the Berkeley Money Market Portfolio and Berkeley U.S. Quality Bond Portfolio. Prior to May 1, 1997, Miller, Anderson & Sherrerd, LLP served as sub-advisor to the Harris Associates Value Portfolio and Berkeley Capital Management served as sub-advisor to the Robertson Stephens Diversified Growth Portfolio.

     Effective May 1, 1998, shares of the International Stock Portfolio are no longer available for investment.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

     Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded, or, if there were no sales during the day, at the closing bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business on each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Long-term debt securities are valued using information furnished by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are stated at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Portfolio are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium.



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

2.   Significant Accounting Policies (continued)

     Repurchase Agreements: Each Portfolio may engage in Repurchase Agreement transactions. Under the terms of a typical Repurchase Agreement, the Portfolio through its custodian takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. Each Portfolio may enter into Repurchase Agreements only with banks or dealers which, in the opinion of each Portfolio's Sub-advisor, based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy.

     Short Sales: The Robertson Stephens Diversified Growth Portfolio may seek to hedge investments or realize additional gains through short sales. When the sub-advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Portfolio may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. All short sales must be fully collateralized and marked to market daily. There were no open positions in short sales at June 30, 1998.

     Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. Dollars. Investment valuations, other assets and liabilities initially expressed as foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

     Forward Foreign Currency Contracts: All Portfolios, except the Money Market Portfolio, may enter into forward foreign currency contracts, whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to attempt to hedge against fluctuations in the value of the underlying currency of certain investment instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

     Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued, and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

2.   Significant Accounting Policies (continued)

     Distributions to Shareholders: Dividends from net investment income are declared daily and reinvested monthly for the Money Market Portfolio and are declared and distributed at least annually for all other Portfolios. All
Portfolios, with the exception of the Money Market Portfolio, declare and distribute, if any, all net realized capital gains at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and realized and unrealized gains and losses on foreign currency contracts. Reclassifications are made to a portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

     Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio of the Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

     Expenses: The Trust accounts separately for assets, liabilities, and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

3.   Investment Advisory, Sub-advisory, and Other Related Party Transactions

     LPIMC Insurance Marketing Services ("LPIMC"), a wholly owned subsidiary of London Pacific, serves as investment advisor to the Trust. Berkeley Capital Management, a wholly owned subsidiary of the London Pacific Group, Ltd., and an affiliate of London Pacific, serves as sub-advisor to the Berkeley U.S. Quality Bond and Berkeley Money Market Portfolios. Harris Associates L.P., an indirect, wholly owned subsidiary of New England Investment Companies, L.P., serves as sub-advisor to the Harris Associates Value Portfolio, Massachusetts Financial Services Company, an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, serves as sub-advisor to the MFS Total Return Portfolio, Strong Capital Management, Inc., a privately held corporation, serves as sub-advisor to the Strong Growth Portfolio, Robertson Stephens & Company Investment Management, L.P., an indirect wholly- owned subsidiary of BancAmerica Robertson Stephens, serves as sub-advisor of the Robertson Stephens Diversified Growth Portfolio and Lexington Management Corporation, a wholly owned subsidiary of Lexington Global Asset Managers, Inc., serves as sub-advisor to the Lexington Corporate Leaders Portfolio.



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (continued)

The Trust pays LPIMC a monthly fee in arrears based on a percentage of the average daily net assets of each Portfolio during the month, out of which LPIMC pays the sub-advisor of each Portfolio a monthly fee in arrears at annual rates as follows:

                                                 Fees on Average
                                     Fees on        Net Assets     Fees on Average
                                   Average Net     Between $25       Net Assets
                                  Assets up to     Million and        Exceeding
       Name of Portfolio           $25 Million     $100 Million     $100 Million
       -----------------           -----------     ------------     ------------

Harris Associates Value
Portfolio (a)
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .75%             .60%             .50%
                                      ---              ---              ---
         Total Fees Paid to
                     LPIMC *          1.00%            .85%             .75%
                                      ====             ===              ===

                                                 Fees on Average
                                     Fees on        Net Assets      Fees on Average
                                   Average Net     Between $200      Net Assets
                                  Assets up to   Million and $1.3  Exceeding $1.3
       Name of Portfolio           $200 Million      Billion           Billion
       -----------------           ------------      -------           -------

MFS Total Return Portfolio
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .50%             .45%             .40%
                                      ---              ---              ---

Total Fees Paid to
                     LPIMC*           .75%             .70%             .65%
                                      ===              ===              ===

                                                                                          Fees on
                                                 Fees on Average   Fees on Average      Average Net
                                     Fees on        Net Assets       Net Assets            Assets
                                   Average Net     Between $50      Between $150        Between $300
                                  Assets up to   Million and $150      Million and $300  Million and
       Name of Portfolio           $50 Million       Million           Million           $500 Million
       -----------------           -----------       -------           -------           ------------

Berkeley U.S. Quality Bond
Portfolio (b)
     LPIMC                            .25%             .25%             .25%            .25%
     Sub-advisor                      .30%            .275%             .25%            .20%
                                      ---             ----              ---             ---
     Total Fees Paid to

           LPIMC *                    .55%            .525%             .50%            .45%
                                      ===             ====              ===             ===


                                                                                           Fees on
                                                 Fees on Average   Fees on Average        Average Net
                                    Fees on         Net Assets       Net Assets             Assets
                                    Average        Between $50      Between $150         Between $300
                                 Net Assets up   Million and $150    Million and $300     Million and
Name of Portfolio                 to $50 Million      Million            Million         $500 Million
-----------------                 --------------      -------            -------         ------------


Berkeley Money Market
Portfolio (b)
     LPIMC                            .25%             .25%             .25%            .25%
     Sub-advisor                      .20%            .175%             .15%            .10%
                                      ---             ----              ---             ---
              Total Fees Paid
to
           LPIMC *                    .45%            .425%             .40%            .35%
                                      ===             ====              ===             ===

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

3.   Investment  Advisory,  Sub-advisory,  and Other Related Party  Transactions
     (continued)

                                                  Fees on Average
                                                    Net Assets     Fees on Average
                                 Fees on Average   Between $150      Net Assets
                                  Net Assets up     Million and    Exceeding $500
                                       to              $500
       Name of Portfolio          $150 Million        Million          Million
       -----------------          ------------        -------          -------

International Portfolio (c)
          LPIMC                       .75%             .70%             .65%

                                                  Fees on Average
                                                    Net Assets     Fees on Average
                                 Fees on Average   Between $150      Net Assets
                                  Net Assets up     Million and    Exceeding $500
                                       to              $500
       Name of Portfolio          $150 Million        Million          Million
       -----------------          ------------        -------          -------

Strong Growth Portfolio
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .50%             .45%             .40%
                                      ---              ---              ---
         Total Fees Paid to
                    LPIMC*            .75%             .70%             .65%
                                      ===              ===              ===


                                                  Fees on Average  Fees on Average
                                 Fees on Average    Net Assets        Net Assets     Fees on Average
                                  Net Assets up       Between          Between         Net Assets
                                       to         $10 Million and  $35 Million and      Exceeding
       Name of Portfolio           $10 Million      $35 Million      $200 Million     $200 Million
       -----------------           -----------      -----------      ------------     ------------

Robertson Stephens Diversified
Growth Portfolio (d)
     LPIMC                            .25%             .25%              .25%             .25%
     Sub-advisor                      .70%             .65%              .60%             .55%
                                      ---              ---               ---              ---
     Total Fees Paid to

           LPIMC *                    .95%             .90%              .85%             .80%
                                      ===              ===               ===              ===

                                                  Fees on Average
                                                    Net Assets
                                 Fees on Average    Between $10    Fees on Average
                                  Net Assets up     Million and      Net Assets
                                       to              $100        Exceeding $100
       Name of Portfolio           $10 Million        Million          Million
       -----------------           -----------        -------          -------

Lexington Corporate Leaders
Portfolio
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .40%             .35%             .30%
                                      ---              ---              ---
         Total Fees Paid to
                   LPIMC *            .65%             .60%             .55%
                                      ===              ===              ===

* Fees paid to LPIMC include fees paid for services rendered by LPIMC to the Portfolio and those fees that LPIMC will in turn pay to the sub-advisor.

(a) Prior to May 1, 1997, the advisor paid the previous sub-advisor (Miller, Anderson & Sherrerd, LLP) a sub-advisory fee equivalent on an annual basis to .625% of the Portfolio's average daily net assets.

(b)  Prior   to   November   3,   1997,    the   advisor   paid   the   previous
     sub-advisor(Salomon Brothers Asset Management) an equivalent sub-advisory fee.

(c) Prior to June 1, 1998, the advisor paid a sub-advisor (Strong Capital Management) a sub-advisory fee equivalent on an annual basis to .50% of the portfolio's average daily net assets.

(d) Prior to May 1, 1997, the advisor paid the previous sub-advisor (Berkeley Capital Management) a sub- advisory fee equivalent on an annual basis to .75% of the Portfolio's average daily net assets.

                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (continued)

     In the event normal operating expenses of each Portfolio, excluding brokerage commissions, but including the advisory fee, exceed certain voluntary expense limitations based on average net assets (Harris Associates Value Portfolio - 1.29%; MFS Total Return Portfolio - 1.29%; Berkeley U.S. Quality Bond Portfolio - 0.99%; Berkeley Money Market Portfolio - 0.89%; International Stock Portfolio - 1.49%; Strong Growth Portfolio - 1.29%; Robertson Stephens Diversified Growth Portfolio - 1.39%; and Lexington Corporate Leaders Portfolio
- 1.29%), London Pacific has agreed, through December 31, 1998, to reimburse each Portfolio for expenses in excess of the stated expense limitations. The expense limitations may be removed or revised after December 31, 1998, without prior notice to existing shareholders.

     For the six months ended June 30, 1998 London Pacific voluntarily agreed to reimburse the Portfolios as follows:

       Name of Portfolio                                   Reimbursement
       -----------------                                   -------------

Harris Associates Value Portfolio                               $15,810
MFS Total Return Portfolio                                       28,254
Berkeley U.S. Quality Bond Portfolio                             18,969
Berkeley Money Market Portfolio                                  17,337
International Stock Portfolio                                    36,763
Strong Growth Portfolio                                          24,971
Robertson Stephens Diversified Growth Portfolio                  20,961
Lexington Corporate Leaders Portfolio                            12,725

     The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment advisor are reimbursed for their travel expenses in attending meetings of the Trustees, and receive fees for each Trust meeting attended. Such amounts are paid by the Trust.

4.   Purchases and Sales of Securities

     The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended June 30, 1998, were as follows:

                                                          Purchases                       Sales
                                                          ---------                       -----

Portfolio                                                 Other       Government      Other      Government
---------                                                 -----       ----------      -----      ----------

Harris Associates Value Portfolio                      $3,436,006             $0     $1,257,276           $0
MFS Total Return Portfolio                              6,084,910      2,673,510      2,701,692    2,432,715
Berkeley U.S. Quality Bond Portfolio                      171,024        169,384              0       16,175
International Stock Portfolio                           1,203,649              0      2,478,490            0
Strong Growth Portfolio                                 5,724,003              0      4,087,252            0
Robertson Stephens Diversified Growth Portfolio         7,980,157              0      6,555,874            0
Lexington Corporate Leaders Portfolio                   2,614,024              0        115,973            0





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

4.   Purchases and Sales of Securities (continued)

     At June 30, 1998, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows: Tax Basis

                                                                                        Net Unrealized
                                                      Unrealized       Unrealized        Appreciation
Portfolio                                            Appreciation     Depreciation      (Depreciation)       Cost
---------                                            ------------     ------------      --------------       ----

Harris Associates Value Portfolio                        $498,651         $204,072          $294,579       $6,073,641
MFS Total Return Portfolio                                702,972           82,467           620,505        9,612,468
Berkeley U.S. Quality Bond Portfolio                       44,905              650            44,255        1,363,950
International Stock Portfolio                               3,081           11,112           (8,031)          409,736
Strong Growth Portfolio                                   848,063           11,328           836,735        4,300,862
Robertson Stephens Diversified Growth Portfolio           329,785          323,838             5,947        4,917,482
Lexington Corporate Leaders Portfolio                     800,680           99,530           701,150        5,738,844

5.   Shares of Beneficial Interest

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each with a $.01 par value.

     The Berkeley Money Market Portfolio has sold shares, issued reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.

     London Pacific directly and through its LPLA Separate Account One, owns of record 100% of each Portfolio's outstanding shares. Changes in shares of beneficial interest were as follows:

                                                                     Berkeley Money Market
                                                                     ---------------------
Portfolio

                                              Six Months ended June 30, 1998           Year ended December 31, 1997
                                                    Shares and Amounts                      Shares and Amounts
                                                    ------------------                      ------------------

       Sold                                                $9,686,187                           $14,018,379
       Issued as reinvestment
             of dividends                                      38,255                                76,923
       Redeemed                                           (9,417,849)                          (13,900,532)
                                                          ----------                           -----------
       Net increase                                       $   306,593                           $   194,770
                                                          ===========                           ===========

                                                              Harris Associates Value Portfolio
                                                              ---------------------------------

                                              Shares             Amount              Shares             Amount
                                              ------             ------              ------             ------

       Sold                                   180,650          $ 2,595,671           192,435          $ 2,687,516
       Issued as reinvestment
             of dividends                           0                    0
                                                                                      25,257              338,513
       Redeemed                              (14,530)            (210,888)          (75,619)          (1,055,861)
                                             -------             --------           -------           ----------
       Net increase                           166,120          $ 2,384,783           142,073          $ 1,970,168
                                              =======          ===========           =======          ===========


                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

5.   Shares of Beneficial Interest (continued)

                                                                      MFS Total Return Portfolio
                                                                      --------------------------

                                                             Six Months ended June 30, 1998            Year ended
December 31, 1997
                                              Shares             Amount              Shares             Amount
                                              ------             ------              ------             ------

       Sold                                    267,200         $ 3,631,832            390,628         $ 4,879,026
       Issued as reinvestment
             of dividends                            0                   0
                                                                                       14,058             179,583
       Redeemed                               (20,611)           (279,383)           (78,498)           (964,786)
                                              -------            --------            -------            --------
       Net increase                            246,589         $ 3,352,449            326,188         $ 4,093,823
                                               =======         ===========            =======         ===========

                                                              Berkeley U.S. Quality Bond Portfolio
                                                              ------------------------------------

                                              Shares             Amount              Shares             Amount
                                              ------             ------              ------             ------

       Sold                                     41,621           $ 419,304             22,204           $ 222,203
       Issued as reinvestment
             of dividends                            0                   0              8,497
                                                                                                           83,993
       Redeemed                                (9,005)            (91,243)           (79,768)           (817,964)
                                               ------             -------            -------            --------
       Net increase/(decrease)                  32,616            $ 328,061          (49,067)         ($ 511,768)
                                                ======            =========          =======          ==========

                                                            International Stock Portfolio
                                                            -----------------------------

                                              Shares             Amount              Shares             Amount
                                              ------             ------              ------             ------

       Sold                                     41,893           $ 401,451             91,988           $ 945,574
       Issued as reinvestment
             of dividends                            0                   0
                                                                                        8,030              72,576
       Redeemed                              (168,852)         (1,721,283)           (47,754)           (483,041)
                                             --------          ----------            -------            --------
       Net increase                          (126,959)      ( $1,319,832)              52,264           $ 535,109
                                             ========       = ==========               ======           =========

                                                             Strong Growth Portfolio
                                                             -----------------------

                                              Shares             Amount              Shares             Amount
                                              ------             ------              ------             ------

       Sold                                    125,425         $ 1,794,763            169,760         $ 2,330,737
       Issued as reinvestment
             of dividends                            0                   0
                                                                                       22,345             301,987
       Redeemed                               (18,477)           (255,727)          (102,901)         (1,456,632)
                                              -------            --------           --------          ----------
       Net increase                            106,948         $ 1,539,036             89,204         $ 1,176,092
                                               =======         ===========             ======         ===========



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)

5.   Shares of Beneficial Interest (continued)

                                                     Robertson Stephens Diversified Growth Portfolio
                                                     -----------------------------------------------

                                                             Six Months ended June 30, 1998            Year ended
December 31, 1997
                                              Shares             Amount              Shares             Amount
                                              ------             ------              ------             ------

       Sold                                    148,286         $ 1,609,499            265,027         $ 2,410,896
       Issued as reinvestment
             of dividends                             0                  0                   2
                                                                                                               20
       Redeemed                               (21,095)           (233,679)           (95,073)           (885,949)
                                              -------            --------            -------            --------
       Net increase                            127,191         $ 1,375,820            169,956         $ 1,524,967
                                               =======         ===========            =======         ===========

                                                     Lexington Corporate Leaders Portfolio
                                                     -------------------------------------

                                              Shares             Amount              Shares             Amount
                                              ------             ------              ------             ------

       Sold                                    183,468         $ 2,648,997            222,339         $ 3,057,461
       Issued as reinvestment
             of dividends                            0                   0
                                                                                       16,091             215,957
       Redeemed                               (10,336)           (150,193)           (96,270)         (1,330,518)
                                              -------            --------            -------          ----------
       Net increase                            173,132         $ 2,498,804            142,160         $ 1,942,900
                                               =======         ===========            =======         ===========

6.   Foreign Securities

     All Portfolios, except the Money Market Portfolio, may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, reduced availability of public information concerning issues, lower standards of accounting, auditing, and financial reporting, less market liquidity, greater volatility of prices, and a possible imposition of currency exchange blockages or restrictions on securities, transactions, or transfer of assets.

7.   Capital Loss Carryforward

     At June 30, 1998, the following portfolios had a capital loss carryforward which expires on December 31, 2004:

                       Fund                                        Amount

         Berkeley U.S. Quality Bond Portfolio                      $3,940
         Berkeley Money Market Portfolio                               27
         Robertson Stephens Diversified Growth Portfolio           46,696

     At June 30, 1998, Berkeley Money Market Portfolio and Robertson Stephens Diversified Growth Portfolio had a capital loss carryforward of $53 and $86,234, respectively, which expire on December 31, 2005.



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1998 (UNAUDITED)


8.   Risk Factors Applicable to Year 2000 Issue

     Like other mutual funds, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, the Sub-Advisors and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Advisor and the Sub-Advisors are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.